                                                                   EXHIBIT 10.21


                   ========================================

                            Commercial Office Lease


                                    between

                                Las Positas LLC,

                                  as Landlord,


                                      and

                               Tut Systems, Inc.

                                   as Tenant,

                                     dated

                                 March __, 2000


                   ========================================

                               Table Of Contents

                                                                     Page

Basic Lease Information............................................. iii
 1.   Premises......................................................  1
 2.   Term; Completion of Improvements..............................  1
 3.   Rental........................................................  2
 4.   Use...........................................................  7
 5.   Utilities and Services........................................  8
 6.   Taxes Payable by Tenant.......................................  9
 7.   Alterations, Additions or Improvements........................ 11
 8.   Liens......................................................... 12
 9.   Repairs....................................................... 12
10.   Destruction or Damage......................................... 14
11.   Insurance; Waiver of Subrogation.............................. 15
12.   Release; Indemnity............................................ 17
13.   Compliance with Legal Requirements............................ 19
14.   Assignment and Subletting..................................... 21
15.   Rules......................................................... 25
16.   Entry by Landlord............................................. 25
17.   Events of Default............................................. 26
18.   Landlord's Right to Terminate................................. 27
19.   Continuation Notwithstanding Default.......................... 28
20.   Additional Remedies........................................... 28
21.   Landlord's Right to Cure Defaults............................. 28
22.   Attorneys' Fees............................................... 29
23.   Eminent Domain................................................ 29
24.   Subordination................................................. 30

25.   No Merger..................................................... 32
26.   Sale.......................................................... 32
27.   Estoppel Certificate.......................................... 32
28.   No Light, Air, or View Easement............................... 33
29.   Holding Over.................................................. 33
30.   Abandonment................................................... 33
31.   Surrender..................................................... 34
32.   Waiver........................................................ 34
33.   Notice........................................................ 34
34.   Complete Agreement............................................ 35
35.   Authority..................................................... 35
36.   Miscellaneous Provisions...................................... 35
37.   Exhibits...................................................... 37
38.   Letter of Credit.............................................. 38
39.   Brokerage..................................................... 40
40.   Limitation of Liability....................................... 40
41.   Option to Renew............................................... 40
42.   Signage....................................................... 43
43.   Use of Names.................................................. 43
44.   Parking and Transportation.................................... 43
45.   Landlord's Default............................................ 44

                            Commercial Office Lease

                            Basic Lease Information

  Lease
 Section

 Preamble    Date:                       March __, 2000

 Preamble    Landlord:                   Las Positas LLC

 Preamble    Tenant:                     Tut Systems, Inc.

 Preamble    Guarantor:                  None

     1       Building                    Rinconada Center
                                         5956 & 5964 West Las Positas Boulevard,
                                         Pleasanton, California

     1       Premises                    Approximately Eighty-Nine Thousand
                                         Eighty-Six (89,086) rentable square
                                         feet of the Building, as shown on
                                         Exhibit A attached hereto.

2(a); 2(c) Possession Delivery Date      One (1) day after (i) mutual execution
                                         and delivery hereof, and (ii)
                                         Landlord's receipt of the Letter of
                                         Credit pursuant to Section 38, subject
                                         to the second sentence of Section 2(a).

       Term Commencement:                The later of (i) the date Landlord
                                         substantially completes Landlord's Work
                                         in accordance with Section 2(b), or
                                         (ii) the earlier of (a) the date that
                                         is ninety (90) days following the
                                         Possession Delivery Date (as such date
                                         may be extended as provided below), or
                                         (b) June 1, 2000 (as such date may be
                                         extended as provided below). Each of
                                         the dates described in clauses (ii) (a)
                                         and (ii)(b) of the preceding sentence
                                         shall be extended one (1) day for each
                                         day of any delay in Tenant's completion
                                         of Tenant's Work (as defined in Exhibit
                                         B) that may be caused by a breach by
                                         Landlord of its obligations under
                                         Exhibit B.



 3(d)  Commencement of Payment of        Term Commencement
       Base Rent and Additional Rent:

  2    Term Expiration:                  April 30, 2007 subject to Section 2 of
                                         the Lease.

                                         ---------------------------------------
 3(a)  Base Rent:                         Lease
                                           Year    Monthly Base Rent Installment
                                         ---------------------------------------
                                            1      One Hundred Twenty Thousand
                                                   Two Hundred Sixty-Six and
                                                   10/100 Dollars ($120,266.10)
                                                   (based on a Monthly Base Rent
                                                   of $1.35 per square foot).
                                         ---------------------------------------
                                            2      One Hundred Twenty-Four
                                                   Thousand Seven Hundred Twenty
                                                   and 40/100 Dollars
                                                   ($124,720.40) (based on a
                                                   Monthly Base Rent of $1.40
                                                   per square foot).
                                         ---------------------------------------

                                         ---------------------------------------
                                            3      One Hundred Twenty-Nine
                                                   Thousand One Hundred Seventy-
                                                   Four and 70/100 Dollars
                                                   ($129,174.70) (based on a
                                                   Monthly Base Rent of $1.45
                                                   per square foot).
                                         ---------------------------------------
                                            4      One Hundred Thirty-Three
                                                   Thousand Six Hundred Twenty-
                                                   Nine and No/100 Dollars
                                                   ($133,629.00) (based on a
                                                   Monthly Base Rent of $1.50
                                                   per square foot).
                                         ---------------------------------------
                                            5      One Hundred Thirty-Eight
                                                   Thousand Eighty-Three and
                                                   30/100 Dollars ($138,083.30)
                                                   (based on a Monthly Base Rent
                                                   of $1.55 per square foot).
                                         ---------------------------------------
                                            6      One Hundred Forty-Two
                                                   Thousand Five Hundred Thirty-
                                                   Seven and 60/100 Dollars
                                                   ($142,537.60) (based on a
                                                   Monthly Base Rent of $1.60
                                                   per square foot).
                                         ---------------------------------------
                                            7      One Hundred Forty-Six
                                                   Thousand Nine Hundred Ninety-
                                                   One and 90/100 Dollars
                                                   ($146,991.90) (based on a
                                                   Monthly Base Rent of $1.65
                                                   per square foot).
                                         ---------------------------------------
  33  Tenant's Address for Notices:      2495 Estand Way
                                         Pleasant Hill, CA  94523
                                         Attention:  Chief Financial Officer

                                         After Term Commencement, to the
                                         Premises:

                                         5964 West Las Positas Boulevard
                                         Pleasanton, CA  94588
                                         Attention:  Chief Financial Officer

  33  Guarantor's Address for            Not applicable
      Notices:


  33  Landlord's Address for             c/o Landmark Asset Management Group
      Notices:                           23422 Mill Creek Drive, Suite 125
                                         Laguna Hills, California 92653

                                         and

                                         c/o DRA Advisors, Inc.
                                         220 East 42nd Street
                                         27th Floor
                                         New York, New York 10017

  38  Letter of Credit:                  Letter of Credit in the amount of
                                         $1,850,000.00, to be reduced by
                                         $250,000 upon the expiration of each of
                                         the first six Lease Years

      Landlord's Broker                  Colliers International

      Tenant's Broker                    Cushman & Wakefield of California, Inc.

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.

               Landlord:      Las Positas LLC,
                              a Delaware limited liability company

                              By:  G&I II Las Positas LLC,
                                   a Delaware limited liability company,
                                   its managing member

                                   By:  G&I II Investment Las Positas Corp.,
                                        a Delaware corporation,
                                        its managing member

                                       By:
                                          --------------------
                                       Name:
                                            ------------------
                                       Title:
                                             -----------------

               Tenant:        Tut Systems, Inc.,
                              a Delaware corporation


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                            Commercial Office Lease

    This Commercial Office Lease (this "Lease"), dated effective as of the date set forth in the Basic Lease Information is made and entered into by and between each of the persons or entities specified in the Basic Lease Information as Landlord ("Landlord"), Tenant ("Tenant") and Guarantor, if any ("Guarantor"), respectively.

1.  Premises

    Subject to the terms, covenants, agreements and conditions hereinafter set forth, to which Landlord and Tenant hereby mutually agree, (i) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Term (as defined below), the Premises, as specified in the Basic Lease Information, which are located in the Building, as specified in the Basic Lease Information, which is located on the parcel of land described on Exhibit A attached hereto (the "Land," and together with the Premises and the Building, collectively, the "Property"), and (ii) Landlord hereby grants to Tenant, for the Term, the right to use all areas and facilities within the Property, but outside the Premises, including, without limitation, the parking areas, access and perimeter roads, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas and facilities, and the exterior walls and windows of the Building. In addition, throughout the Term Tenant shall be entitled to use the generator located immediately outside the Building (the "External Generator").

2.  Term; Completion of Improvements

    (a) Term. The term of this Lease (the "Term") shall commence (the "Term Commencement") and, unless sooner terminated as hereinafter provided, shall end (the "Term Expiration") on the dates specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant (subject to Section 2(c) below) by the Possession Delivery Date, as specified in the Basic Lease Information, this Lease shall not be void or voidable and the Landlord shall not be liable to Tenant for any loss or damage resulting therefrom; provided, however, that in such event Tenant may terminate this Lease upon not less than ten (10) days prior written notice to Landlord, or, at Tenant's option, subject to any contrary provisions in Exhibit B attached hereto, the Term Commencement and the Term Expiration shall be deferred for the number of days of such delay.

    (b) Completion of Landlord's Work. The Premises are leased to Tenant in their present "as-is" condition, except that prior to the Term Commencement Landlord shall substantially complete Landlord's Work (as defined in Exhibit B), subject only to the completion of punchlist items, and except as otherwise expressly set forth herein or in Exhibit B. If Landlord has not substantially completed Landlord's Work by the date that is ninety (90) days following the Possession Delivery Date, Tenant may terminate this Lease upon not less than ten
(10) days prior written notice to Landlord. Following substantial completion of Landlord's Work, Landlord's architect and Tenant shall conduct a joint inspection of the Premises and shall prepare a punchlist of items to be completed by Landlord in connection with Landlord's Work. Such punchlist items shall be completed by Landlord within thirty (30) days following preparation of such punchlist.

    (c) Delivery of Possession; Early Access. Landlord shall deliver possession of the Premises to Tenant on the Possession Delivery Date; provided, however, that until the Term Commencement Tenant's possession of the Premises shall be solely for the purpose of constructing the Tenant Improvements (as defined in Exhibit B) as provided in Exhibit B. Landlord shall permit Tenant nonexclusive access to the Premises before the Possession Delivery Date solely for the purpose of preparing space plans and working drawings for the Tenant Improvements. Any such possession of or access to the Premises before the Term Commencement shall be on all of the terms of this Lease (subject to the foregoing limitations on Tenant's use of the Premises, and excluding the obligation to pay Base Rent and Additional Rent). Notwithstanding the foregoing, Landlord shall be permitted access to the Premises before the Term Commencement for the purpose of performing Landlord's Work.

3.  Rental

    Tenant shall pay to Landlord throughout the Term the following sums as rental for the Premises:

    (a) Base Rent. The monthly Base Rent payable during the Term shall be the sum specified in the Basic Lease Information as the Base Rent subject to the further provisions hereof.

    (b) Additional Rent on Account of Operating Expenses. In addition to Base Rent, Tenant, as provided in Section 3(c), shall pay to Landlord, as additional rent ("Additional Rent") with respect to each calendar year of the Term, all Operating Expenses paid or incurred by Landlord in such calendar year. For purposes hereof, "Operating Expenses" shall mean (i) all direct and indirect costs of management, operation and maintenance of the Building, including, without limitation, the following: wages, salaries, employee benefits, and payroll burden of personnel engaged in management, operation and maintenance of the Building, a property management fee in the amount of three percent (3%) of Base Rent, Landlord's cost of administering the Property (including, without limitation, Building management office rent or rental value), maintenance of and repairs of the Building and all Standard Building Systems (as defined below), equipment, tools, materials and supplies, Insurance Expenses (as defined below), license, permit and inspection fees, maintenance contracts and general services, and depreciation on personal property, (ii) the cost of any capital improvements made to the Building by Landlord after the Term Commencement that are required under any governmental law or regulation, such cost or allocable portion thereof to be amortized over the useful life of the capital item in question in accordance with generally accepted accounting principles together with interest on the unamortized balance at the rate of ten percent (10%) per year, and (iii) any assessments, dues or other amounts payable pursuant to the Covenants, Conditions and Restrictions (the "CC&R's") of the Hacienda Business Park, as they may be amended from time to time, including, without limitation, any periodic or special dues or assessments of the Hacienda Business Park Association (the "Association") which are applicable to the Property (provided, however, that Landlord may elect that Tenant pay directly any such assessments or dues relating to any particular uses of the Property made by Tenant or arising out of any actions or Tenant or its agents, employees or invitees). Notwithstanding the foregoing, Operating Expenses shall not include (a) Property Taxes (as defined below, and which are payable by Tenant in accordance with the provisions set forth below), (b) depreciation on the Building other than depreciation on personal property, (c) costs of Landlord's Work or Landlord's Contribution (as each such term is defined in Exhibit B attached hereto), (d) interest, (e) capital items other than those referred to in clause (ii) above, (f) payments on debt (principal or interest), (g) costs occasioned by the act, omission or violation of any law by Landlord or its employees, agents or contractors, (h) costs occasioned by casualties or by the exercise of the power of eminent domain, (i) costs to correct any construction defect in the Property or to comply with any covenant, condition, restriction, underwriter's requirement or law applicable to the Property as of the date hereof, (j) costs incurred in connection with the presence of any Hazardous Material except to the extent caused by any Environmental Activity of Tenant or its employees, agents or invitees, (k) expense reserves, (l) costs of structural repairs to the Building, and (m) earthquake insurance premiums in excess of two (2) times the amount of such premiums as of the date of this Lease. The determination of the costs of management, operation, and maintenance of the Building and the costs of the capital improvements referred to in clause (ii) above shall be in accordance with generally accepted accounting principles consistently applied.

    (i) Without limiting the foregoing, the costs of maintenance of the Building, as contemplated by this Section 3(b), shall include the cost of a roof maintenance contract entered into by Landlord with a roof maintenance contractor for the performance of routine maintenance and repairs on the roof coverings required to be performed during the Term.

    (ii) Without limiting the foregoing, the costs of maintenance of the Standard Building Systems, as contemplated by this Section 3(b), shall include the cost of an HVAC service and maintenance contract entered into by Landlord with an HVAC service and maintenance contractor for the performance of routine maintenance and repairs on the heating, ventilation and air conditioning systems of the Building required to be performed during the Term.

       (iii) As used herein, "Standard Building Systems" shall mean all Building systems, including, without limitation, electrical, mechanical, elevator, plumbing, heating, ventilation, air conditioning, life safety, power, intrabuilding network cable ("INC"), telecommunications and lighting systems; provided, however, that "Standard Building Systems" shall not include the Tenant Extra Building Systems (as defined in Section 9(b)) or the existing halon fire protection system, special air-conditioning units, telephone systems, or any other existing systems specifically serving the computer room.

       (iv) As used herein, "Insurance Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the obtaining of insurance on the Premises, the Building and/or the Property or any part thereof or interest therein, including, without limitation, premiums for "all risk" fire and extended coverage insurance, commercial general liability insurance, "Loss of Rents" or abatement insurance, earthquake insurance, flood or surface water coverage, and other insurance that may be required by Landlord's lender or may otherwise be deemed necessary by Landlord or any mortgagee of Landlord, in its reasonable discretion, and any deductibles paid under policies of any such insurance. The foregoing shall not be deemed an agreement by Landlord to carry any particular insurance relating to the Premises, Building, or Property.

  (c) Procedure. The Additional Rent provided under Section 3(b) above shall be paid in accordance with the following procedures:

       (i) Not less than fifteen (15) days before the Term Commencement, and at the end of each calendar year occurring during the Term, Landlord shall give Tenant written notice of its estimate of the amount payable under Section 3(b). On or before the later of thirty (30) days following such notice or the first day of the calendar month next following such notice, Tenant shall pay to Landlord that portion of the estimated amounts that already shall have accrued and thereafter on or before the first day of each succeeding calendar month shall pay a ratable portion of the balance remaining over the relevant period covered. If for any reason such notice is not given as provided above, Tenant shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times Landlord determines that the increased amount payable under Section 3(b) above will vary from its estimate by more than ten percent (10%), Landlord may, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

       (ii) Within ninety (90) days after the close of each respective calendar year during the Term (or as soon after such ninety (90) day period as practicable), Landlord shall deliver to Tenant a statement ("Expense Statement") of the adjustments to be made pursuant to Section 3(b) above for such calendar year. Such Expense Statement shall be prepared in accordance with generally accepted accounting principles, and shall be final and binding upon Landlord and Tenant. If on the basis of such Expense Statement Tenant owes an amount that is less than the estimated payments for such year previously made by Tenant, Landlord shall refund such excess to Tenant within thirty (30) days of the delivery of such Expense Statement. If on the basis of the Expense Statement Tenant owes an amount that is more than the estimated payments for such year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the Expense Statement.

       (iii) Notwithstanding anything in Section 3(c)(ii) to the contrary, provided that Tenant is not in default under the terms of this Lease beyond any applicable notice and cure periods, Tenant, at its sole cost and expense, shall have the right within ninety (90) days after the delivery of each Expense Statement to review and audit Landlord's books and records regarding such Expense Statement for the sole purpose of determining the accuracy of such Expense Statement. Such review or audit shall be performed by Tenant's employees or by a nationally recognized accounting firm that calculates its fees with respect to hours actually worked (as opposed to a calculation based upon percentage of recoveries or other incentive arrangement), shall take place during normal business hours in the office of Landlord or Landlord's property manager and shall be completed within three (3) business days after the commencement thereof. If Tenant does not so review or audit Landlord's books and records, Landlord's Expense Statement shall be final and binding upon Landlord and Tenant. In the event that Tenant determines on the basis of its review of Landlord's books and records that the amount payable by Tenant pursuant to this Lease for the period covered by the Expense Statement is either less than or greater than the actual amount properly payable by Tenant pursuant to the terms of this Lease, (i) Tenant shall pay any deficiency to Landlord within thirty
(30) days of Tenant's completion of its review or audit or (ii) Landlord shall refund any excess to Tenant within thirty (30) days after Tenant delivers written notice and reasonable supporting documentation showing a refund to be owing and Landlord shall pay at such time any reasonable audit expenses, if such refund owing exceeds the aggregate amount properly payable by Tenant pursuant to the terms of this Lease by ten percent (10%) or more.

       (iv) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of adjustment to be made pursuant to Section 3(b) above that is applicable to the calendar year in which such termination occurs shall be prorated on the basis that the number of days from the commencement of such year to and including the Term Expiration bears to 365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to subparagraph
(ii) of this Section 3(c) to be performed after such termination.

  (d) Rental Commencement; Rent Defined. Base Rent and Additional Rent shall be paid to Landlord (i) upon the execution of this Lease by Tenant for the first full month of the Term for which Base Rent and Additional Rent are payable as set forth in the Basic Lease Information (as the same may be deferred pursuant to Section 2(a) hereof), and (ii) with respect to the second full month and each successive calendar month thereafter for which Base Rent and Additional Rent are payable, on or before the first day of each such month. Base Rent, Additional Rent and all other sums payable by Tenant pursuant to this Lease shall be deemed to be "Rent". If this Lease commences on other than the first day of a calendar month or ends on other than the last day of a calendar month, the second and last installments of Rent shall be pro-rated for the partial months involved.

  (e) No Deduction or Offset; Interest. All Rent due and payable by Tenant to Landlord under any of the provisions of this Lease shall be paid to Landlord, without abatement, deduction, offset, prior notice or demand, in lawful money of the United States at Landlord's address for notices or to such other person or at such other place as Landlord, from time to time, may designate in writing. Tenant acknowledges that late payment by Tenant to Landlord of rental or such sums will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance upon the Property. Therefore, if any installment of Rent due and payable by Tenant to Landlord is not paid to and received by Landlord within five (5) days of the date when due:

       (i) Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant; and

       (ii) the sums due and payable shall bear interest from the date due until paid at the lesser of prime plus 5% per annum or the highest rate legally permitted by applicable law.

  Acceptance of any late charge or interest shall not constitute a waiver of Tenant's default on the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. The parties further agree that the payment of a late charge and interest provided for above are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expenses incurred by Landlord in handling and processing delinquent payments.

4.  Use

    The Premises shall be used only for general office purposes, for shipping, receiving, warehousing, assembly, research and development purposes, and for other purposes permitted by the CC&R's and applicable laws, regulations and governmental approval requirements. Tenant shall neither do nor permit its employees, agents or invitees to do in or about the Premises, nor bring or keep therein, or permit its employees, agents or invitees to bring or keep therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which now or hereafter is prohibited by any insurance policy carried by Landlord, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant, in its own respect and in respect of its agents, employees and invitees, shall not use or allow its employees, agents or invitees to use the Premises or the Building or any part thereof to be used by its employees, agents or invitees for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit its employees, agents or invitees to cause or maintain any nuisance in, on or about the Property or any portion thereof, or commit or suffer to be committed by its employees, agents or invitees any waste or damage in or about the Property or any portion thereof. Tenant agrees that the Property is subject and this Lease is subordinate to the CC&R's. Tenant hereby acknowledges that it has received and read a copy of the current CC&R's and knows the contents thereof. Throughout the Term, Tenant shall faithfully and timely perform and comply with the CC&R's and any modification or amendment thereof. Tenant shall comply with all duly adopted rules, regulations and restrictions that may be adopted from time to time by the Hacienda Business Park Owners Association (the "Association"). Tenant shall indemnify, defend and hold Landlord free and harmless from and against any claim, loss, liability, expense or damage, including attorneys' fees and costs, arising out of the actual or asserted failure of Tenant to perform or comply with the CC&R's. Tenant, its agents, employees and invitees shall have the right, on a 24 hour per day - seven day per week basis during the Term, to the exclusive use of the Premises. Tenant shall not use any portion of the Building roof without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion; provided, however that Landlord shall not unreasonably withhold its consent to Tenant's use of the Building roof to the extent such use is necessary for the operation of Tenant's business; provided further, however, that Landlord shall be entitled to review and reasonably approve Tenant's plans and specifications for any construction or installation to be performed on the roof and Tenant shall be responsible for any damage to the roof resulting from

Tenant's use thereof or Tenant's construction or installation thereon. Tenant shall not place any equipment in or otherwise utilize the Premises in a manner that would exceed the floor load limits specified by Landlord. Tenant shall not dump or store waste materials or refuse or allow such materials or refuse to remain outside the Building, except in the enclosed trash areas provided. Tenant shall not store or otherwise place, or permit its employees, agents or invitees to store or otherwise place, any material of any nature whatsoever outside the Building. Tenant shall not do nor shall Tenant allow its agents, employees or invitees to do anything to cause any damage, deterioration or unsightliness to the Property.

    Notwithstanding anything herein to the contrary, Tenant shall not be required to comply with any rule or regulation of the Association, or with any amendment to the CC&R's, which, in either case, is adopted, imposed or entered into after the date hereof (a "New Requirement"), unless (i) Landlord's consent was not required in order for such New Requirement to become effective, or (ii) such New Requirement (a) applies non-discriminatorily to all occupants of Hacienda Business Park, (b) does not unreasonably interfere with Tenant's use of the Property (including Tenant's rights to use the parking areas on the Property), and (c) does not materially increase the obligations or decrease the rights of Tenant under this Lease. If any New Requirement is proposed which would not become effective without Landlord's consent and which is not covered by clause (ii) of the preceding sentence, Landlord shall consult with Tenant and act reasonably in determining whether or not to consent to such New Requirement.

5.  Utilities and Services

    Tenant shall be solely responsible for obtaining and paying for all utilities and services (including water, electricity, sewer, janitorial and security) relating to the Premises. Landlord shall not be liable for, Tenant shall not be entitled to any abatement or reduction of Rent by reason of, no eviction of Tenant shall result from, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of Tenant's failure to obtain such utilities and/or services. Landlord reserves the right to temporarily stop the services of the plumbing, electricity, water, ventilation, air condition or heating systems when necessary by reason of accident, emergency, or for repairs, maintenance or construction of Landlord's Work. To the extent possible and practicable, Landlord shall give advance notice to Tenant of any proposed shutdowns of services.

    If the Premises should become not reasonably suitable for Tenant's use as a consequence of cessation of utilities or other services, interference with access to the Premises not existing on the date hereof, legal restrictions not existing on the date hereof or the presence of any Hazardous Material on the Premises which is not known to Tenant on the date hereof and does not result from any Environmental Activity of Tenant or Tenant's employees, agents or invitees, and in any of the foregoing cases the interference with Tenant's use of the Premises persists for seven (7) consecutive days, then Tenant shall be entitled to an equitable abatement of Rent to the extent of the interference with Tenant's use of the Premises occasioned thereby. If the interference persists for more than ninety
(90) consecutive days, Tenant shall have the right to terminate this Lease upon written notice to Landlord. Landlord shall have the right, but not the obligation, to take such action as may be reasonably necessary to remove the cause of such any interference with Tenant's use of the Premises.

6.  Taxes Payable by Tenant

    (a)  Property Taxes.

         (i) Subject to subparagraphs (ii) and (iii) of this Section 6(a), Tenant shall pay directly to the public authorities charged with collection therefor, before delinquency, all Property Taxes that become payable with respect to the Property for periods covered by the Term. If Tenant fails to pay such Property Taxes as and when required hereunder, Tenant shall be in breach hereof, and, without limiting any other remedy for such breach that Landlord may have, Landlord may pay such Property Taxes, in which event the amount of such payment shall become payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental. For purposes hereof, "Property Taxes" shall mean all real property taxes, assessments (general or special), property tax reassessments caused by a change in ownership of the Property and all other taxes (including any tax levied wholly or partly in lieu thereof) levied against the Building (or this Lease, the occupancy of Tenant or the sums payable by Tenant hereunder), excluding only (a) taxes covered by Section 6(b) hereof, (b) federal and California income and death taxes imposed with respect to Landlord,
(c) taxes levied on Landlord's rental income, unless such tax is imposed in lieu of real property taxes, and (d) any tax or assessment expense in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term. For purposes hereof, "taxes" is meant to be interpreted in its most comprehensive sense and to include any impost, levy or the like levied by any governmental jurisdiction; and without limiting the generality of the foregoing, "taxes" shall include any tax, fee, excise, levy, transfer, gift or other impost imposed by the United States, the State of California or any political subdivision of the State (including any county, city, city and county, public corporation, district or any other political entity or public corporation thereof), however described (including any so-called value-added tax) as a direct substitution in whole or in part for, or in addition to, real property taxes and assessments. Landlord agrees to give appropriate written instructions to the public authorities charged with collecting Property Taxes to cause statements and billings to be mailed directly by such public authorities to Tenant at the address set forth in the Basic Lease Information. Tenant shall deliver to Landlord, on demand, original receipts or photocopies evidencing payment of Property Taxes.

       (ii) All Property Taxes levied on the Premises for the tax period in which the Term Commencement occurs shall be appropriately prorated between Landlord and Tenant as of the Term Commencement. With respect to such tax period, Tenant shall pay Tenant's share of the Property Taxes directly to Landlord and not to the public authorities charged with the collection. Such payment shall be made not later than thirty (30) days before the date on which such Property Taxes would become delinquent. Such payment shall constitute full performance by Tenant, and Landlord shall pay from those funds and Landlord's own funds all of the Property Taxes for such tax period. Taxes levied on the Premises for the tax period in which the Term Expiration occurs shall be similarly prorated between Landlord and Tenant as of the Term Expiration. Tenant shall pay Tenant's share of such Property Taxes to Landlord directly rather than to the public authorities, and such payment shall constitute full performance under this Lease with respect to such Property Tax liability.

       (iii) Tenant shall not be required to pay any Property Tax so long as Tenant diligently and in good faith contests the validity or the legality of the Property Tax by appropriate legal proceedings, which should prevent the collection of Property Tax contested; provided however, that Tenant, before the date that such Property Tax becomes delinquent, shall either have paid it under protest or shall have posted a bond with Landlord sufficient to cover the amount of such Property Tax. Upon final determination of Tenant's contest of the validity or legality of the Property Tax, Tenant shall immediately pay the contested Property Tax, together with all interest and penalties, if any, and remove and discharge any lien or forfeiture arising from the prior nonpayment. Any proceedings for contesting the validity, legality, or amount of any Property Tax, or to recover any Property Tax paid by Tenant, may be brought by Tenant in the name of Landlord or in the name of Tenant, or both, as Tenant deems advisable. Landlord agrees that Landlord will, upon the reasonable request of Tenant, execute or join in the execution of any instrument or document necessary in connection with any proceeding. However, if any proceedings are brought by Tenant, Tenant agrees to indemnify Landlord for all loss, cost, or expense that may be imposed on Landlord in connection with the proceeding. Tenant's right to contest taxes as provided in this Lease shall not extend beyond the point where Landlord's title to all or any portion of the Property could be lost. In any event, Tenant shall notify Landlord in advance of any Property Tax contest proceedings that Tenant intends to initiate, and shall then inform Landlord of all significant developments in the proceedings as they occur.

       (iv) If Tenant fails to pay any Property Taxes, including any penalties and interest, as and when required under this Section 6, Landlord may, but shall not be obligated to, pay such Property Taxes, together with any such interest and penalties, and any such amounts, together with interest at the lesser of prime plus 5% per annum or the highest rate legally permitted by applicable law, shall be repaid to Landlord by Tenant, upon demand, as Additional Rent.

    (b) Other Taxes. In addition to the monthly rental and other charges that are payable by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord whether or not now customary or within the contemplation of the parties hereto which are upon, measured by, or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than any installed and paid for by Landlord under Exhibit B, regardless of whether title to such improvements shall be in Tenant or Landlord.

7.  Alterations, Additions or Improvements

    Except for the Tenant Improvements, the installation and payment of which shall be governed by the provisions of Exhibit B, Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof or attach any fixtures or equipment thereto (collectively, "Alterations") without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant may, without Landlord's prior written consent, make non-structural Alterations the aggregate cost of which does not exceed $25,000 in any twelve
(12) month period ("Permitted Alterations"). Except for Alterations which cannot be removed without structural injury to the Premises (which shall immediately become Landlord's property and, at the end of the Term, shall remain on the Premises without compensation to Tenant unless Landlord elects by notice to Tenant to have Tenant remove the same), all Alterations shall belong to Tenant and may be removed by Tenant at any time provided that Tenant repairs all damage caused by such removal. At Landlord's option, which Landlord may exercise in its sole and absolute discretion, by notice to Tenant (a) within thirty (30) days after Tenant's written request therefor (which request shall be accompanied by a copy of any space plans or other written information reasonably required by Landlord), or (b) if no such request is made then at the end of the Term, Tenant shall remove all or any Alterations, repair any damage to the Premises, and restore the Premises to their condition prior to the installation of the Alterations. Landlord shall have no lien in any item of Tenant's trade fixtures, furniture, equipment or other personal property.

    Tenant at its expense shall obtain any and all permits and consents of applicable governmental authorities in respect of the Alterations and shall comply with the requirements of all governmental authorities in connection therewith, including all building codes; and Tenant shall be liable to Landlord and shall reimburse Landlord for the costs of any improvements to the Building (whether or not within the Premises) which may be required by governmental authority as a consequence of the Alterations.

    All Alterations made by Tenant with the prior written consent of Landlord shall be at Tenant's sole cost and expense, and, except for any Permitted Alterations, shall be effected through the use of contractors approved by Landlord who, with respect to any project costing in excess of $100,000, shall furnish to Landlord upon demand such completion bonds and labor and material bonds as Landlord may require so as to assure completion of the Alterations on a lien-free basis (and the furnishing of the same shall not relieve Tenant of its obligation under Section 8 hereof).

    Without limiting any other provision hereof, before commencing any Alteration Tenant shall furnish Landlord at least three (3) but no more than fifteen (15) days' prior written notice so that Landlord may post any notices of non-responsibility or other notices reasonably required by Landlord.

8.  Liens

    Tenant shall keep the Premises and the Building free and clear of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed and for materials used or furnished in or about the Premises by or on behalf of Tenant. Tenant at all times shall pay and discharge, promptly and fully, any and all claims upon which any such lien may or could be based, provided that Tenant in good faith may contest any such lien if Tenant first obtains and records a statutory lien release bond the effect of which is that the lien is expunged from Landlord's title as a matter of law. Tenant shall save, defend, indemnify and hold Landlord, the Premises and the Building free and harmless of and from any and all such liens or claims of liens or suits or other proceedings pertaining thereto.

9.  Repairs

    (a) Condition of Premises. Tenant hereby accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises, subject only to completion of Landlord's Work (as defined in Exhibit B). Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, except as specifically herein set forth in Exhibit B. Except as specifically set forth herein, Landlord has not made any representations respecting the condition of the Premises to Tenant.

    (b) Maintenance by Tenant. Throughout the Term, Tenant shall, at its sole expense, subject to Sections 9(c), 10 and 23 hereof, (1) keep and maintain in good order and condition the Premises and Tenant's personal property located in or about the Premises, (2) keep and maintain in good order and condition, repair and replace each of the following Building Systems (the "Tenant Extra Building Systems"): (a) the External Generator, and (b) any systems installed in the Premises by Tenant, including, without limitation, Tenant's security system. Notwithstanding the foregoing, Tenant shall have no obligation to perform or construct any repair, maintenance or improvement which is made necessary by the acts or omissions of Landlord or its employees, agents or contractors or which would be treated as a "capital expenditure" under generally accepted accounting principles (provided that Tenant shall pay its share of the cost of such repair, maintenance or improvement to the extent that such cost is properly included in Operating Expenses). In addition, Landlord shall cooperate reasonably with Tenant, at Tenant's expense, in enforcing for Tenant's benefit any warranties that apply to Tenant's repair obligations hereunder.

    (c) Maintenance by Landlord. Subject to the provisions of Sections 9(b)(2), 10 and 23, and further subject to Tenant's obligation under Section 3 to reimburse Landlord, in the form of Additional Rent, for the cost and expense of the following items, Landlord agrees to repair and maintain the following items: the roof membrane and coverings (which shall be deemed to exclude the plywood roof panels), the Standard Building Systems, and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways and curbs. Subject to the provisions of Sections 9(b)(2), 10 and 23, Landlord, at its own cost and expense, agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof membrane and coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, but including, without limitation, any painting, sealing, patching and waterproofing of such walls). Notwithstanding anything in this Section 9 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Property caused by or created due to any act, omission, negligence or willful misconduct of Tenant or its agents, employees or invitees, and to restore the Premises, the Building and/or the Property, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance; provided, however, that such condition precedent shall not apply to (i) routine preventative maintenance and repairs that would be within the scope of (a) a customary roof maintenance contract for the performance of routine maintenance and repairs on the roof coverings, or (b) a customary HVAC service and maintenance contract for the performance of routine maintenance and repairs on the heating, ventilation and air conditioning systems of the Building, or any (ii) maintenance or repair needs of which Landlord otherwise actually becomes aware. Landlord shall have a reasonable time to perform all of its repair and maintenance obligations hereunder. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant's facilities personnel or senior management which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability to third parties and any other damage or expense incurred by Landlord by reason of Tenant's failure to report such condition.

    (d) Tenant's Waiver of Rights. Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

10. Destruction or Damage

    (a) Damage. If the Premises and/or the portion of the Building necessary for Tenant's occupancy are damaged by fire, earthquake, act of God, the elements, or other casualty, and if (i) such casualty does not occur during the last Lease Year of the initial Term or, if such casualty occurs during the last Lease Year of the initial Term, Tenant has timely exercised the Renewal Option (as defined in Section 41(a)) pursuant to Section 41(a) and waives in writing any right it may have to rescind such exercise under Section 41(c), (ii) such casualty does not occur during the last Lease Year of the Extended Term (as defined in Section 41(a)), if any, and (iii) such casualty, in Landlord's opinion, can be repaired within one hundred eighty (180) days following the issuance of all building permits required by the relevant governmental authorities (the "Rebuilding Period"), then Landlord shall forthwith repair the same, subject to the provisions of this Section hereinafter set forth, and this Lease shall remain in full force and effect except that a proportional abatement of rental (based upon square footage) shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. Landlord's determination that such repair may be made within the Rebuilding Period shall not obligate Landlord to complete the same within such period. For purposes of this Section 10, "repairs" shall include all repair and restorative work Landlord in Landlord's good faith discretion deems advisable, including, without limitation, all work and improvements Landlord deems advisable to improve the condition and quality of the Building, whether in the form of government mandated building code upgrades or otherwise.

    (b)  Repair.  If any one or more of the conditions set forth in clauses (i),
(ii) and (iii) of the first sentence of subparagraph (a) above is not satisfied, then either Landlord or Tenant may elect, by notice to the other party, within 30 days after the date of such fire or other casualty (or if later, in the case of such termination by

Tenant on the ground that clause (iii) above has not been satisfied, within ten (10) days after Tenant's receipt of notice from Landlord of Landlord's determination that such repairs cannot be made within the Rebuilding Period), to terminate this Lease, in which event this Lease shall terminate as of the date of such fire or other casualty. In addition, if neither Landlord nor Tenant terminates this Lease pursuant to the preceding sentence of this subparagraph
(b), and Landlord fails to repair the Premises within the Rebuilding Period (as such period may be extended pursuant to Section 36(o)), Tenant may terminate this Lease by written notice to Landlord. If this Lease is not terminated pursuant to this subparagraph (b), this Lease shall continue in full force and effect (except that the rent shall be proportionally abated as hereinabove provided) and Landlord shall repair such damage with reasonable diligence.

    (c) Waiver. Tenant waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired or any other law, statute or ordinance now or hereafter in effect.

    (d) Costs of Repair. If the Premises are to be repaired under this Section, Landlord (subject to the provisions of Section 12(b) hereof) shall repair at its cost any injury or damage to the Building itself and the Tenant Improvements. Tenant shall repair and pay the cost of repairing any Alterations, Tenant's trade fixtures, Tenant's personal property and any other improvements in the Premises not otherwise covered hereunder.

    (e) Landlord's Option to Terminate. Notwithstanding anything in this Lease to the contrary, in the event of damage to or destruction of all or any portion of the Property that is not fully covered by insurance proceeds (including applicable deductibles) received by Landlord or which has not been insured under the insurance policies required to be carried under the terms of this Lease, Landlord may terminate this Lease by written notice to Tenant, given within thirty (30) days after the date of notice to Landlord that said damage or destruction is not so covered. Notwithstanding the foregoing, Landlord's right to terminate this Lease under this subparagraph (e) shall not apply if (i) the damage to the Building (x) results from a risk required to be insured against under Section 11(b) of this Lease, or (y) can be repaired for a cost of less than ten percent (10%) of the replacement cost of the Building, or (ii) Tenant agrees to pay any uninsured portion of the cost of repair.

11. Insurance; Waiver of Subrogation

    (a) Tenant's Insurance. Tenant shall, during the entire Term and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

       (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable and/or that was installed at Tenant's expense, and which is located in the Building including, without limitation, Alterations, furniture, fittings, installations, fixtures, trade fixtures and any other personal property, in an amount not less than the full replacement cost thereof. This insurance policy shall also insure the direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Property in the amount as will properly reimburse Tenant.

       (ii) Commercial general liability insurance insuring Tenant against any liability arising out of the lease, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of Five Million Dollars ($5,000,000) combined single limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering the indemnity contained in Section 12 hereof but in no way limiting Tenant's indemnity obligation therein) and shall (1) name Landlord, Landlord's property manager, and any mortgagees of Landlord as additional insureds, (2) contain a cross-liability provision, and (3) contain a provision that "the insurance provided the landlord hereunder shall be primary and noncontributing with any other insurance available to the landlord."

       (iii) Workers' compensation and employer's liability insurance (as required by state law).

       (iv) Business interruption insurance covering all amount of Rent due hereunder for one (1) year.

    All such policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies qualified to issue insurance in the State of California and holding a General Policyholder's Rating of "A" and a Financial Rating of "XIII" or better, as set forth in the most current issue of Best's Insurance Guide. On or before the commencement of the Term, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable in coverage except after thirty (30) days' prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent, if Tenant fails to so notify Landlord. If Landlord obtains any insurance that is the responsibility of Tenant under this Section 11, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

    (b) Landlord's Insurance. Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building and the Property in the amount of the full replacement value thereof. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Property of any insurer necessary for the maintenance of reasonable fire and commercial general liability insurance, covering the Building and the Property. Without limiting any other provision hereof, Landlord may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises, the Building or the Property or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

    (c) Subrogation. To the extent available, each party shall obtain from its insurers under all policies of property insurance maintained by such party at any time during the Term insuring or covering the Property or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might have against the other party, and each party shall indemnify the other party against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver to the extent the same is so available. Notwithstanding anything herein to the contrary, Landlord and Tenant each release the other from all liability for any property damage that results from a risk which is actually insured against or which is required under this Lease to be insured against by the releasing party, without regard to the negligence or willful misconduct of the released party.

12. Release; Indemnity

    (a) Tenant covenants and agrees that Landlord, its agents or employees and any mortgagee of Landlord shall not at any time after the date hereof or to any extent whatsoever be liable, responsible or in anywise accountable for, and Tenant waives and releases any claim (including any claim for contractual or implied indemnity) against Landlord, its agents or employees or any mortgagee of Landlord, for Losses (hereinafter defined) which at any time after the date hereof may be suffered or sustained by:

         (i)  Tenant; or

         (ii) Any person whosoever may at any time be using or occupying or visiting the Premises or be in, on or about the same, or in or about the Building or the Property, and which Losses are caused in whole or in part by any act or omission (whether negligent, non-negligent or otherwise) of Tenant, its agents, employees and invitees;

and whether in case of either clause (i) and/or (ii) such Losses shall be caused in part by any act, omission or negligence of Landlord, its agents, employees or contractors, except to the extent caused by the grossly negligent or willful act or omission of Landlord, its agents or employees.

In connection with this Section 12, Tenant expressly waives the benefits of
Section 1542 of the California Civil Code which provides as follows:

    "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

    (b) In addition to, and not in limitation of (a) above, Tenant shall forever indemnify, defend (by counsel reasonably acceptable to Landlord) and hold Landlord, its agents or employees and any mortgagee of Landlord free and harmless of, from and against any and all Losses arising from or caused in whole or in part by any act or omission (whether negligent, non-negligent, or otherwise) of Tenant, its agents, employees and invitees and suffered or sustained by:

         (i) Landlord, its agents or employees and any mortgagee of Landlord; and/or

         (ii) any third person who asserts a claim against Landlord on account thereof;

and whether in case of either clause (i) and/or (ii) such Losses shall be caused in part by any act, omission or negligence of Landlord, its agents or employees, except to the extent caused by the grossly negligent or willful act or omission of Landlord, its agents or employees. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord, its agents or employees and any mortgagee of Landlord from the first notice that any claim or demand is to be made or may be made. Notwithstanding anything herein to the contrary, Landlord shall not be released or indemnified from, and shall indemnify, defend, protect and hold Tenant harmless from and against any Loss to the extent such Loss arises from the gross negligence or willful misconduct of Landlord or its agents, contractors or licensees, Landlord's violation of any law, order or regulation (excluding, however, any such violation arising from any condition or feature of the Building), or a breach of Landlord's obligations or representations under this Lease.

    (c) For purposes of this Lease "Losses" shall mean any and all losses, damages, liabilities, claims, costs and expenses, direct and indirect, actual and consequential, on account of injury to or death of persons, or loss of or damage to property, interference with, or interruption of business (including income and profits lost by reason thereof) of any kind or nature, including without limitation, loss, injury, death, damage, interruption or interference due to criminal act by third persons.

    (d) The provisions of this Section 12 shall survive the termination of this Lease with respect to any Losses occurring prior to such termination. The insurance policy or policies required pursuant to the provisions of Section 11(a) by their terms shall cover the indemnity obligations of Tenant under
Section 12(b) but shall in no way limit Tenant's indemnity obligation therein.

13. Compliance with Legal Requirements

    (a) Compliance. During the Term, Tenant, at its sole cost and expense, shall comply promptly with (i) all laws, statutes, regulations, ordinances, governmental rules, and requirements now in force or which may hereafter be in force, (ii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted, (iii) any direction or occupancy certificate issued pursuant to any law by any public officer or officers, and (iv) the provisions of all recorded documents affecting the Property insofar as any of clauses (i) through (iv) relate to or affect the condition, use or occupancy of the Premises (collectively, the "Requirements"); provided, however, that Tenant shall not be responsible for any failure to comply with such Requirements to the extent that such failure (w) exists as of the date hereof and does not result from the design or construction of the tenant improvements existing in the Building as of the date hereof, (x) consists of a failure of the elevator system or the restrooms, to the extent the same are not modified by Tenant as part of Tenant's construction of the Tenant Improvements or any Alterations, to comply with the Americans with Disabilities Act of 1990, as amended, (y) both (1) arises under a Requirement that becomes effective after the date hereof and (2) does not result from the particular design or construction of the Tenant Improvements or any Alterations or Tenant's particular use of the Premises, or
(z) results from a breach of Landlord's repair and maintenance obligations under
Section 9(c). As soon as reasonably practicable after receipt of specific written request therefor from Tenant, Landlord shall cure any failure of the Property to comply with such Requirements which failure has a material adverse effect upon Tenant's operation of its business in the Premises and is not Tenant's responsibility under the preceding sentence.

    (b)  Environmental Matters.

       (i) As used herein, the following items shall have the following meanings:

       "Environmental Activity" means any actual, proposed or threatened use, storage, treatment, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials from, into, on, under or about the Property, or any other activity or occurrence that causes or would cause any such event to exist but excluding the use and storage of ordinary office supplies in a quantity commonly used by tenants of commercial office buildings.

       "Environmental Requirements" means all present and future federal, state, regional or local laws, regulations and requirements relating to the use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials.

       "Hazardous Material" means at any time any chemical, substances or materials which at such time are classified or considered to be hazardous or toxic under any present of future federal, state, regional or local laws, regulations or guidelines.

       (ii) Tenant shall not engage in nor permit its employees, agents or invitees to engage in any Environmental Activity. Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required under any Environmental Requirements for any Environmental Activity by Tenant or any person or entity using or visiting the Property, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises, and upon termination of this Lease shall cause all of its Hazardous Materials to be removed from the Premises in accordance with and in compliance with all applicable Environmental Requirements.

       (iii) Upon having knowledge thereof, Tenant shall immediately notify Landlord in writing of:

              (A) any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to Tenant that relates to any Environmental Activity;

              (B) any claim relating to any Environmental Activity by Tenant in, on or about the Property, or that arises out of or in connection with any Hazardous Materials in, on, under or about the Property or removed from the Property; or

              (C) any actual or threatened material release on, under or about the Property or any adjacent property of any Hazardous Material, except any Hazardous Material whose discharge or emission is expressly authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements.

       (iv) Tenant shall provide Landlord with copies of any communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Premises and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Tenant in, on or about the Property.

       (v) Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold Landlord, its agents or employees and any mortgagee of Landlord free and harmless of, from and against any and all Losses to the extent arising from or caused by (i) an Environmental Activity by Tenant or Tenant's agents, employees and invitees, or (ii) Tenant's failure to comply with any Environmental Requirement relating to an Environmental Activity by Tenant. Tenant's obligations under this Section 13(b) shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any repair or cleanup, removal or remediation action, or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Tenant, and shall survive the expiration or earlier termination of the Term.

       (vi) Landlord represents and warrants to Tenant that (a) to Landlord's actual knowledge, without any duty of inquiry, and except as otherwise disclosed in that certain Final Report - Phase I Environmental Site Assessment, dated as of December 15, 1998, relating to the Premises and designated as Job No. 39737-013-044, prepared by Dames & Moore, (1) no Hazardous Material is present on the Property or the soil, surface water or groundwater thereof, (2) no underground storage tanks are present on the Property, and (b) Landlord has not received written notice of any pending or threatened action, proceeding or claim regarding any Hazardous Material on the Property or the soil, surface water or groundwater thereof.

       (vii) The provisions of this Section 13(b) shall survive the termination of this Lease.

14. Assignment and Subletting

    (a) Assignment and Subletting. Except as expressly permitted pursuant to this Section, Tenant shall not, without the prior written consent of Landlord, assign this Lease, or any interest herein, or sublet the Premises, or any part thereof, or permit the use or occupancy of the Premises (or any right or privilege appurtenant thereto) by any party other than Tenant. For purposes hereof, "assignment" shall include any proposed disposition or transfer, voluntary or involuntary, or hypothecation; and where Tenant is a (i) partnership or limited liability company, "assignment" shall include a transfer of twenty-five percent (25%) or more of the equity interest therein (other than to an existing equity holder) or
(ii) a corporation "assignment" shall include (except with respect to a corporation whose stock is publicly traded) any (A) merger, consolidation or other reorganization of Tenant, (B) liquidation, dissolution or disposition of all or substantially all of the assets of Tenant or (C) change in ownership of twenty-five percent (25%) or more of the equity interest therein (other than a transfer to an existing equity holder). Any of the foregoing acts without such consent of Landlord shall be void. This Lease shall not, nor shall any interest herein, be transferable or assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

    Landlord's consent to any assignment or subletting of all or any part of the Premises shall not be unreasonably withheld or delayed. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent from a proposed assignment or subletting in the following instances:

       (i) If Landlord determines that the use of the Premises by the proposed assignee or sublessee would be in violation of Section 4 of this Lease;

       (ii) If Landlord reasonably determines that the proposed assignee or sublessee does not have a favorable reputation as a tenant of property;

       (iii) If Landlord has experienced previous material defaults by or is in litigation or threatened litigation with the proposed assignee or subtenant;

       (iv) If the use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation, or any use permit issued for the use and occupancy of the Premises;

  (b) Information. If at any time, or from time to time, during the Term, Tenant desires to assign, sublet or permit the occupancy or use by another of all or any part of the Premises, Tenant shall give notice to Landlord setting forth the following: (i) the name, address, and legal composition of the proposed sublessee, occupier or user; (ii) the nature of the business proposed to be carried on in the Premises (including proposed number of employees to be located in the Premises, the proposed equipment to be used therein; (iii) a copy of the proposed assignment or sublease agreement; and (iv) any other documentation or information requested by Landlord, including financial information covering the proposed assignee, sublessee, occupier or user with respect to such proposed subletting. All such information may be considered by Landlord in making Landlord's permitted determinations hereunder, including the granting or withholding of consent in respect of a proposed assignment or subletting.

  (c) Assignment or Subletting Conditions. Subject to (i) the other provisions of this Section 14 and (ii) Landlord's consent, which shall not be unreasonably withheld, Tenant may assign or sublet such space to any third party on the following conditions:

       (i) In the case of a sublease, the same shall be subject and subordinate to all of the provisions, terms and conditions of this Lease,

       (ii) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease, in form and substance satisfactory to Landlord, shall have been delivered to Landlord, and Landlord shall have expressly consented thereto in writing,

       (iii) No assignee or sublessee shall have a further right to assign or sublet without Landlord's prior written consent,

       (iv) An amount equal to seventy-five percent (75%) of all sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated (whether as consideration for the assignment, rentals under a sublease, or otherwise) which exceed in the aggregate the total sums which Tenant (or Tenant's assignee in case of an assignment) is obligated to pay Landlord under this Lease, prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease, shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligations of Tenant hereunder, provided that in no event shall Tenant be obligated to pay Landlord less than the rental specified in this Lease.

       (v) Tenant shall immediately and irrevocably assign to Landlord, as security for Tenant's obligations under this Lease, all rental from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rental and apply it towards Tenant's obligations under this Lease; except that, except during the existence of an Event of Default by Tenant as defined in Section 17, Tenant shall have the right to collect such rental.

       (vi) Notwithstanding anything in this Section 14 to the contrary, before paying any amounts to Landlord pursuant to Section 14(c)(iv), Tenant may recover out of the economic consideration received by Tenant as a result of such assignment or subletting, and reimburse itself for, any brokerage commissions paid by Tenant in connection with the assignment or subletting (such commission not to exceed commissions typically paid in the market at the time of such assignment or subletting) and the reasonable costs incurred by Tenant for any Alterations made to prepare the space for such assignment or subletting. As a condition to Tenant recovering the above-referenced costs, Tenant shall provide to Landlord, within sixty (60) days of any such assignment or subletting) and the reasonable costs incurred by Tenant for any Alterations made to prepare the space for such assignment or subletting. As a condition to Tenant recovering the above-referenced costs, Tenant shall provide Landlord, within sixty (60) days of any such assignment or subletting, a detailed accounting of these costs and supporting documentation, such as receipts and invoices.

  (d) Permitted Assignment. Notwithstanding anything in this Section 14 to the contrary, Tenant shall have the right, without Landlord's prior written consent, to assign or sublease all or any part of the Premises to a successor of Tenant by merger, consolidation or other reorganization of Tenant (including by the sale of substantially all of Tenant's assets) or to an Affiliate of Tenant. For purposes hereof, "Affiliate" shall mean any person, firm or corporation (i) which shall be controlled by, under the control of, or under common control with the original Tenant, or (ii) which results from a merger of, reorganization of, or consolidation with the original Tenant. For purposes hereof, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, firm or corporation, whether through the ownership of voting securities, by contract or otherwise. In the event of an assignment or subletting pursuant to this Section, Tenant shall promptly thereafter notify Landlord of such assignment or subletting (including the name of such assignee or sublessee) and Tenant agrees to execute such documentation as reasonably requested by Landlord to memorialize such assignment or subletting.

  (e) Primary Liability. Regardless of Landlord's consent, no subletting or assignment shall release the originally named Tenant of the originally named Tenant's obligation or alter the primary liability of the originally named Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof nor shall the same be construed to make Landlord a party to any sublease or impose on Landlord any obligations to any subtenant. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against the originally named Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying the originally named Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve the originally named Tenant of liability under this Lease, provided that any such amendments or modifications shall not increase the originally named Tenant's liability hereunder.

    (f) Attorneys' Fees. If Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting, or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall immediately, upon demand, pay Landlord's reasonable attorneys' fees incurred in connection therewith, not to exceed $5,000.

    (g) Conflicting Provisions. The provisions of this Section shall prevail and govern over any conflicting provision in any assignment or subletting to which Landlord gives written consent. Any modification of the terms of this Lease as between Tenant and any sublessee or assignee shall be void and will not be binding on the Landlord.

    (h) Brokerage. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold Landlord, its agents or employees and any mortgagee of Landlord harmless of, from and against any and all Losses for real estate broker's or finder's fees or commissions of persons claiming by or through Tenant arising from any assignment or subletting.

15. Rules

    Tenant shall faithfully observe and comply with the rules and regulations annexed to this Lease as Exhibit C and, after notice thereof, all modifications thereof and additions thereto from time to time promulgated in writing by Landlord which do not unreasonably interfere with Tenant's use of the Premises or Tenant's parking rights or unreasonably increase the obligations or decrease the rights of Tenant under this Lease.

16. Entry by Landlord

    Landlord may enter the Premises at reasonable hours to (a) inspect the same,
(b) exhibit the same to prospective purchasers, lenders, or (during the last six months of the Term only) tenants, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply any service to be provided by Landlord to Tenant hereunder, (e) post notices of non-responsibility and (f) make repairs in the Premises or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building. Without limiting the foregoing, Landlord may, at any time or from time to time during the Term, perform repair and maintenance work for which Landlord is responsible under this Lease in and to the Building or the systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, or Standard Building Systems), any of which work may require access to the same from within the Premises. Tenant agrees that (a) Landlord shall have access to the Premises at all reasonable times, upon reasonable notice, for the purpose of performing such work, and (b) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, order, or other disturbance or annoyance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises and Tenant's ability to conduct its business on the Premises is not substantially impaired thereby) which shall arise out of said access by Landlord or by the performance by Landlord of the aforesaid renovations at the Building. Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business and to comply with Tenant's reasonable security measures during any such entry upon the Premises by Landlord. Except in the case of emergency, Landlord and Landlord's agents shall provide Tenant with one (1) business day's notice before entering the Premises.

    Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by any such entry or entries made by Landlord pursuant to any of the foregoing. Landlord shall at all times have and retain keys with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar secure areas designated by Tenant); and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

17. Events of Default

    The occurrence of any one or more of the following events (an "Event of Default") shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay any rental due under Section 3 above within five (5) days of the date when the same becomes due and payable; or (b) if Tenant shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than five (5) days following written notice from Landlord; or (c) if Tenant shall default in the performance or observance of any other term hereof or of the rules and regulations described in Section 15 to be performed or observed by Tenant, and within thirty (30) days following written notice from Landlord to Tenant, Tenant shall have failed to completely cure such default, or if the nature of such default is such that it cannot reasonably be cured within such thirty (30) day period, Tenant shall not within such thirty
(30) day period have commenced with prompt diligence the curing of such default, or, having so commenced, shall thereafter have failed to prosecute with prompt diligence the complete curing of such default; or (d) if Tenant or any Guarantor shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or as insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, or shall file an answer admitting, or fail to protest timely the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant or any material part of its properties; or (e) if within thirty (30) days after the commencement of any proceeding against Tenant or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment without the consent or acquiescence of Tenant or any Guarantor, as applicable, of any trustee, receiver, or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (f) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or (g) if Tenant shall abandon the Premises, or be dispossessed by process of law; or (h) upon the election of Landlord, if not later than thirty (30) days before the then applicable expiration date of the Letter of Credit (as defined in Section 38), neither (1) the Bank (as defined in Section 38) shall have notified Tenant that the Letter of Credit will be renewed for at least one (1) year beyond the then applicable expiration date, nor (2) Tenant shall have delivered to Landlord a replacement Letter of Credit in the amount required hereunder and otherwise meeting the requirements set forth in Section 38.

18. Landlord's Right to Terminate

    If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than three (3) days after the giving of such notice) Tenant's right to possession shall terminate, unless on or before such date all delinquent rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Landlord may remove all persons and property located therein and hold, administer and dispose of any or all of such properties in accordance with applicable California law, including California Civil Code Section 1980 et seq. and California Code of Civil Procedure Section 1174. Landlord may do all things Landlord reasonably deems necessary in order to relet the Premises, including, without limitation any demolition, alterations, repair and/or restoration of the Premises. Upon such termination, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including, without limitation, to the extent allocable to the remainder of the term hereof, tenant improvement costs, leasing commissions and legal fees. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the lesser of prime plus 5% per annum or the highest rate legally permitted under applicable law. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Notwithstanding any other provisions hereof, any efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder and shall not affect the right of Landlord to indemnification pursuant to the provisions of Section 12 hereof.

19. Continuation Notwithstanding Default

    Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not elect to terminate Tenant's right to possession by written notice to Tenant, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease or any other act by Landlord, other than service of written notice of termination upon Tenant, shall not constitute a termination of Tenant's right to possession.

20. Additional Remedies

    The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

21. Landlord's Right to Cure Defaults

    All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

22. Attorneys' Fees

    If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable. Any such attorneys' fees and other expenses incurred by Landlord in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged in any such judgment. Without limiting the foregoing, if either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs and expert fees as may be fixed by the court.

23. Eminent Domain

    If any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part of the Premises so taken as of the date of taking, and either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises remaining after a partial taking by written notice to the other within thirty
(30) days after such date, provided, however, that (i) a condition to the exercise by Tenant of such right to terminate shall be that such partial taking shall be to such extent and nature as to substantially and permanently handicap, impede, or impair the conduct of Tenant's business therein, and (ii) a condition to the exercise by Landlord of such right to terminate shall be that such partial taking shall affect twenty-five percent (25%) or more of the rentable square footage of the Premises. If all of the Premises are taken as a result of the exercise of the power of eminent domain, this Lease shall terminate upon the date of taking.

    Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any exercise of the power of eminent domain, and Tenant shall have no claim against Landlord for the value of any unexpired Term or otherwise, except that Tenant shall be entitled to any specific award made in favor of Tenant covering Tenant's trade fixtures, relocation expenses, and the unamortized value of all improvements made to the Premises at Tenant's expense. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall abate in proportion to that portion of the Premises that is rendered unusable by Tenant in the conduct of its business.

    It is understood and agreed that the foregoing provisions of this Section are intended to and do fully define and set forth the respective rights and obligations of the parties in the event of a taking of the Premises or a part thereof, including without limitation the circumstances under which this Lease shall or may be terminated, and the disposition of any proceeds of any insurance or award, and Landlord and Tenant each expressly waives the benefit and effect of any rights and/or obligations whether purporting to arise by law, by governmental order, under any insurance contract, or otherwise (including the provisions of the California Code of Civil Procedure (S)1265.130), which are inconsistent with the rights and obligations set forth herein.

    For purposes hereof the "date of taking" shall be deemed to be the date that physical possession of the property taken is delivered to the condemning authority.

24. Subordination

    (a) This Lease shall be subject and subordinate at all times to (a) all ground or underlying leases which may hereafter be executed affecting the Building and (b) the liens of all mortgages and deeds of trust now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effect such subordination; provided, however, that such subordination shall be conditioned upon Tenant's receipt of a written agreement in form reasonably satisfactory to Tenant from any such lender or ground lessor which provides that as long as Tenant is not in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease beyond any notice and cure period, and Tenant attorns to the landlord of any such ground or underlying lease or to the purchaser upon foreclosure of the lien of any mortgage or deed of trust, or, if requested, enters into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained (which attornment or entry into a new lease Tenant hereby agrees to do), the rights and possession of Tenant under this Lease shall not be disturbed. Tenant shall execute and deliver to Landlord within ten (10) days of request from Landlord, such further instruments evidencing the subordination of this Lease in form reasonably acceptable to Tenant. If any mortgagee, beneficiary, trustee or ground lessor elects to have this Lease prior to the lien of such mortgagee's beneficiary's, trustee's or ground lessor's mortgage or deed of trust or ground lease, and gives notice of such election to Tenant, this Lease shall be deemed prior to the lien of such mortgage or deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of such mortgage, deed of trust or ground lease or the date of recording thereof. Tenant shall execute and deliver to Landlord within ten (10) days of request from Landlord, such further investments evidencing the subordination of this Lease to such ground or underlying leases, and to the liens of any such mortgages or deeds of trust, as may be requested by Landlord and/or in such form as is required by Landlord's lender and reasonably acceptable to Tenant (including without limitation provisions waiving as against lender claims of, and giving to lender notice of and the right to cure, Landlord defaults under this Lease), provided such instruments shall provide that as long as Tenant is not in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease beyond any notice and cure period, and Tenant attorns to the Landlord of any such ground or underlying lease or to the purchaser upon foreclosure of the lien of any mortgage or deed of trust, or, if requested, enters into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained (which attornment or entry into a new lease Tenant hereby agrees to do), the rights and possession of Tenant under this Lease shall not be disturbed. If, in connection with Landlord's obtaining financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations or decrease the rights of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder. In the event of any default on the part of Landlord, Tenant will deliver notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee under a mortgage covering the Property whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to appoint a receiver, if such should prove necessary to effect a cure.

     (b) Landlord shall use commercially reasonable efforts to deliver to Tenant, within thirty (30) days after the Possession Delivery Date, a subordination, nondisturbance and attornment agreement ("SNDA") in form reasonably satisfactory to Tenant, executed by the holder (each, an "Existing Lender") of any mortgage or deed of trust or any ground or underlying lease affecting the Premises which exists as of the date hereof. Such SNDA (i) shall provide that as long as

Tenant is not in default under the terms of this Lease beyond any applicable notice or cure period, and Tenant attorns to the landlord of any such ground or underlying lease or to the purchaser upon foreclosure of the lien of any such mortgage or deed of trust (a "New Owner"), such New Owner shall not disturb the rights and possession of Tenant under this Lease and shall recognize this Lease and all of Tenant's rights thereunder, subject to the provisions of clause (iii) below; and (iii) shall contain such other terms and conditions as are customarily required by institutional lenders to be included in such a subordination, nondisturbance and attornment agreement and are reasonably approved by Tenant, including, without limitation, provisions requiring Tenant to give such Existing Lender written notice of any default by Landlord under this Lease and a reasonable opportunity to cure the same, including time to appoint a receiver to obtain control of the Property, if such should prove necessary to effect a cure. If for any reason Landlord fails to deliver to Tenant such an SNDA executed by each Existing Lender within thirty (30) days after the Possession Delivery Date, Tenant may terminate this Lease by written notice to Landlord provided that such termination becomes effective not later than forty-five (45) days after the Possession Delivery Date.

25. No Merger

    The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and, at the option of Landlord, either shall operate (a) to terminate all or any existing subleases or subtenancies under this Lease or (b) as an assignment to Landlord of any or all such subleases and subtenancies.

26. Sale

    If the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate provided that such new owner assumes the same in writing, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

27. Estoppel Certificate

    Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days following request by Landlord, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate

(d) that no offsets or defenses available to Tenant, except as specified in said certificate, (e) that Landlord has performed all of its obligations (including tenant improvement work), except as specified in said certificate, and that Tenant has entered into and accepted occupancy of the Premises, and (f) such other matters as may be requested by Landlord or Landlord's lender. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust on the Building or any part thereof.

28. No Light, Air, or View Easement

    Any diminution or shutting off of light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

29. Holding Over

    If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term, Tenant shall become a tenant from month to month upon the same terms, conditions and provisions specified in this Lease but at a monthly Base Rent equivalent to one hundred fifty (150%) of the then prevailing fair market rental as determined in good faith by the Landlord but in no event less than one hundred fifty percent (150%) of Base Rent being paid by Tenant in the last month of the Term, payable in advance on or before the first (1st) day of each month. Each party shall give the other notice at least one (1) month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy. In the event Landlord objects to Tenant's holding over, Tenant shall be unlawfully and illegally in possession of the Premises and Tenant shall be responsible for holdover rent in the amount set forth above on a per-diem basis and shall otherwise be liable to Landlord and hereby agrees to indemnify, defend and hold Landlord harmless from and against all Losses incurred by Landlord resulting from such holdover.

30. Abandonment

    Tenant shall not, by vacating or abandoning any part or all of the Premises, cause the termination of any utility or other service which is necessary for the normal operation of the Building. If Tenant shall be dispossessed of the Premises by process of law or otherwise, any personal property belonging to Tenant and left on the Premises may be removed by Landlord, and stored or sold, all at Tenant's cost, in accordance with applicable law.

31. Surrender

    (a) Subject to Section 7 and subparagraph (b) below, Tenant shall at the end of the Term surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, except for ordinary wear and tear, damage by fire, earthquake, act of God or the elements, the presence of Hazardous Materials (other than those introduced to the Premises by Tenant or Tenant's employees, agents or invitees), Landlord's Work, the Tenant Improvements, and any Alterations permitted hereunder. In addition to the foregoing and at Landlord's request, Tenant shall at Tenant's cost and expense remove all communications and data wiring and cabling installed by Tenant and repair and restore the Premises in respect of any damage caused by such removal.

    (b) Notwithstanding anything else herein to the contrary, at Landlord's option, which Landlord may exercise in its sole and absolute discretion, Tenant shall remove, at Tenant's sole cost and expense, all Tenant Improvements from the "engineering area" of the portion of the Premises located at 5964 West Las Positas Boulevard, as such area is described on Exhibit D attached hereto, and repair any damage caused by such removal (including, without limitation, any damage to any Building system, which shall be restored to good working order), upon the expiration or early termination of this Lease in the event, and to the extent, that Landlord requests such removal by written notice to Tenant given
(i) upon Tenant's termination of this Lease under any of Section 5, the first sentence of Section 10(b), or Section 23, or (ii) not later than five (5) months before the expiration of this Lease.

32. Waiver

    The waiver by either party of any term, agreement, condition, or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, agreement, condition, or provision herein contained, nor shall any custom or practice which may grow between the parties in the administration of the terms hereof be construed to waive or to lessen the right of such party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, agreement, condition, or provision of this Lease, other than the failure of Tenant to pay particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

33. Notice

    All notices, demands or other writings provided in this Lease to be given or made or sent, or which may be given or made or sent by one party to another party, shall be deemed to have been fully given or made or sent when made in writing and upon personal delivery (whether by such party or its agent, or by courier, or, with respect to any notices other than notices given under Section 17 hereof, by electronically confirmed telefacsimile) or after three (3) business days following deposit in the United States mail, registered or certified, postage prepaid, and addressed to such party at the address specified in the Basic Lease Information, or to such other place as such party may from time to time designate in a notice to the other party or parties.

34. Complete Agreement

    There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those explicitly set forth in this Lease, and all reliance with respect to any representations is solely upon such representations.

35. Authority

    Tenant hereby represents and warrants to Landlord that Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full, power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This lease is a legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms.

36. Miscellaneous Provisions

    (a) The words "Landlord," "Tenant" and "Guarantor," if any, as used herein shall include the plural as well as the singular.

    (b) If there be more than one entity or person comprising Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

    (c) Subject to the provisions of subsection 36(o), time is of the essence of this Lease and each and all of its provisions.

    (d) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

    (e) The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment and subletting, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

    (f) Except where specifically provided otherwise, Landlord may act in its sole and absolute discretion when required to act hereunder.

    (g) The term "including" shall mean "including without limitation." The term "gross negligence" shall mean any action or inaction taken with a reckless disregard for the consequences.

    (h) If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

    (i) This Lease shall be construed and enforced in accordance with the laws of the State of California, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of California.

    (j) All remedies hereinbefore and hereafter conferred upon Landlord shall be deemed cumulative and no one shall be exclusive of the other, or shall in any way limit the availability to Landlord of any other remedy conferred by law, whether or not specifically conferred by the provisions of this Lease.

    (k) All indemnities of Tenant and Landlord contained in this Lease shall survive the expiration or other termination hereof with respect to any act, condition or event which is the subject matter of such indemnity and which occurs prior to such expiration or other termination.

    (l) The parties acknowledge and agree that each party has reviewed and revised, and has been provided the opportunity for its respective counsel to review and revise, this Lease, and no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or construction of this Lease, or any amendments or exhibits thereto, or any other document executed and delivered by either party in connection therewith.

    (m) Notwithstanding anything herein to the contrary, all provisions of this Lease which require the payment of money or the delivery of property after the termination of this Lease shall survive the termination of this Lease.

    (n) The parties have agreed that any action or proceedings with respect to this Lease (including an enforcement action against either or both of Tenant and Guarantor) may appropriately be conducted in the State of California. Accordingly, Tenant and Guarantor hereby consent and submit to the jurisdiction of the courts of the State of California for purposes of such action or proceedings and agree that, if suit is brought in such state, service of process may be made, and personal jurisdiction over Tenant and Guarantor obtained by serving a copy of the summons and complaint upon Tenant and Guarantor at the Premises. Each of Tenant and Guarantor waives any objection it may now or hereafter have to the laying of venue in such state on any claim that any action or proceedings instituted in such state has been brought in any inconvenient forum. Nothing contained herein, however, shall prevent Landlord from bringing any action or exercising any rights against any security or against Tenant or Guarantor personally, or against any property of Tenant and/or Guarantor, within any other state or country. Initiating such proceeding or taking such action in any other state or country shall not, however, constitute a waiver of the agreement contained herein that the laws of the State of California shall govern the rights and obligations of the parties hereunder.

    (o) Except as may be otherwise specifically provided herein, time periods for Landlord's or Tenant's performance under any provisions of this Lease not involving the payment of money shall be extended for periods of time during which the nonperforming party's performance is prevented due to circumstances beyond the party's control, including, without limitation, strikes, embargoes, governmental regulations, inability to obtain permits, acts of God, war or other strife (a "Force Majeure Event"). Landlord and Tenant agree to use commercially reasonable efforts to eliminate or mitigate a Force Majeure Event and agree to perform promptly once the Force Majeure Event is eliminated or has subsided enough to allow performance. Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. Notwithstanding the foregoing, Tenant's termination and abatement rights under Sections 2 and 5 shall not be affected by Force Majeure Events.

    (p) Any expenditure by a party permitted or required under this Lease, for which demands reimbursement from the other party, shall be limited to the actual cost of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party.

37. Exhibits

    The exhibit(s), schedule(s) and addendum, if any, specified in any of the Sections of this Lease are attached to this Lease and by this reference made a part hereof.

38. Letter of Credit

    (a) Upon execution of this Lease, and in any event before taking possession of the Premises for any purpose other than to prepare space plans and working drawings for the Tenant Improvements, Tenant shall deliver to Landlord the Letter of Credit (as defined below) as security for Tenant's performance of all of Tenant's covenants and obligations under this Lease; provided, however, that neither the Letter of Credit nor any Letter of Credit Proceeds (as defined below) shall be deemed an advance rent deposit or an advance payment of any other kind, or a measure of Landlord's damages upon Tenant's default. The Letter of Credit shall be maintained in effect from the date hereof through the date which is one hundred twenty (120) days after the Term Expiration, as the same may be extended in accordance with the provisions of this Lease, provided that upon Tenant's surrender of the Premises at the Term Expiration, Landlord and Tenant shall endeavor to determine as soon as practicable any amounts owing by Tenant on account of its obligation to restore the Premises, and within five (5) business days after payment of such amount (and any other amounts owing to Landlord) and Tenant's fulfillment of any other obligations to Landlord, Landlord shall return to Tenant the Letter of Credit and any Letter of Credit Proceeds then held by Landlord (other than those held for application by Landlord as provided below). Landlord shall not be required to segregate the Letter of Credit Proceeds from its other funds, and in no event shall Letter of Credit Proceeds or any portion thereof be deemed to be held in trust for Tenant. No interest shall accrue or be payable to Tenant with respect Letter of Credit Proceeds. Landlord may (but shall not be required to) draw upon the Letter of Credit and use the proceeds therefrom (the "Letter of Credit Proceeds") or any portion thereof to the extent required to cure any Event of Default under this Lease, it being understood that any use of the Letter of Credit Proceeds shall not constitute a bar or defense to any of Landlord's remedies provided herein. In such event and upon written notice from Landlord to Tenant specifying the amount of the Letter of Credit Proceeds so utilized by Landlord and the particular purpose for which such amount was applied, Tenant shall immediately deliver to Landlord an amendment Letter of Credit or a replacement Letter of Credit in an amount equal to one hundred percent (100%) of the amount specified below. Tenant's failure to deliver such replacement Letter of Credit to Landlord within five (5) business days of Landlord's notice shall constitute a Event of Default hereunder. If Tenant is not then in default, within one hundred twenty
(120) days after the termination or expiration of this Lease, or on such earlier date as provided above, Landlord shall return to Tenant the Letter of Credit or the balance of the Letter of Credit Proceeds then held by Landlord; provided, however, that in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of its obligations hereunder. No mortgagee of Landlord, nor any purchaser at any judicial or private foreclosure sale of the Premises or any portion thereof, shall be responsible to Tenant for such Letter of

Credit or any Letter of Credit Proceeds unless such holder or purchaser shall have actually received the same.

    (b) As used herein, "Letter of Credit" means an irrevocable letter of credit issued by a major "money center" bank satisfactory to Landlord in its sole and absolute discretion (the "Bank"), drawings under which may be made at an office of the Bank located in either New York, New York, or San Francisco, California, or Los Angeles, California, naming Landlord as beneficiary, in the amounts set forth below, and otherwise in form and substance satisfactory to Landlord. Landlord hereby approves Citibank, N.A. as the Bank. The amount of the Letter of Credit shall be One Million Eight Hundred Fifty Thousand Dollars ($1,850,000.00) throughout the first Lease Year of the initial Term, and shall be reduced by Two Hundred Fifty Thousand Dollars ($250,000) upon the expiration of each of the first six (6) Lease Years of the initial Term. The Letter of Credit shall be for an initial term of not less than one year and shall provide:
(i) that Landlord may make partial and multiple draws thereunder, up to the face amount thereof, (ii) that Landlord may draw upon the Letter of Credit up to the full amount thereof, as determined by Landlord, and the Bank will pay to Landlord the amount of such draw upon receipt by the Bank of a sight draft signed by Landlord and accompanied by a written certification from Landlord to the Bank stating either: (A) that a Event of Default has occurred and is continuing under this Lease or (B) that Landlord has not received notice from the Bank that the Letter of Credit will be renewed by the Bank for at least one
(1) year beyond the then applicable expiration date and Tenant has not furnished Landlord with a replacement Letter of Credit as hereinafter provided; and (iii) that, in the event of Landlord's assignment or other transfer of its interest in this Lease, the Letter of Credit shall be freely transferable by Landlord, without charge and without recourse, to the assignee or transferee of such interest and the Bank shall confirm the same to Landlord and such assignee or transferee. The Letter of Credit shall further provide that a draw thereon pursuant to clause (ii)(B) above may only be made during the thirty (30) day period preceding the then applicable expiration date of the Letter of Credit. In the event that no later than thirty (30) days prior to then applicable expiration date of the Letter of Credit, neither (1) the Bank shall have notified Landlord that the Letter of Credit will be renewed for at least one (1) year beyond the then applicable expiration date, nor (2) Tenant shall have delivered to Landlord a replacement Letter of Credit in the amount required hereunder and otherwise meeting the requirements set forth above, then Landlord shall be entitled to draw on the Letter of Credit as provided above, and shall hold the proceeds of such draw as Letter of Credit Proceeds pursuant to subparagraph (a) above, provided that such drawing shall not constitute a waiver of Landlord's right to declare a Event of Default of this Lease pursuant to
Section 17.

    (c) At any time during the Term, Tenant may replace any Letter of Credit provided hereunder with another Letter of Credit meeting the requirements hereunder, and Landlord shall cooperate in arranging a simultaneous exchange of such Letters of Credit.

39. Brokerage

    Each party warrants and represents to the other that such party has not retained the services of any real estate broker, finder or any other person whose services would form the basis for any claim for any commission or fee in connection with this Lease or the transactions contemplated hereby except for
(a) real estate brokerage services rendered to Landlord by the broker listed in the Basic Lease Information as Landlord's Broker, pursuant to a separate agreement between Landlord and Landlord's Broker, the commissions earned with respect to which Landlord shall pay to such broker pursuant to such separate agreement, and (b) such real estate brokerage services as may have been rendered to Tenant by the Broker listed in the Basic Lease Information as the Tenant's Broker pursuant to a separate agreement between Tenant and Tenant's Broker.
Each party agrees to forever indemnify, defend (by counsel reasonably acceptable to the indemnified party) and hold the other party free and harmless of, from and against any and all Losses arising from any breach of its warranty and representation as set forth in the preceding sentence. Landlord and Tenant each are informed and acknowledge that Landlord's Broker has agreed, in a separate agreement, to share with Tenant's Broker the commission paid by Landlord to Landlord's Broker. Tenant acknowledges and agrees that Landlord has no obligation to pay any commission directly to Tenant's Broker.

40. Limitation of Liability

    With the exception of actions arising from Landlord's fraud, bad faith or willful misconduct, any liability of Landlord under this Lease shall be limited to Landlord's interest in the Building and the parcel of real property on which the Building is located, and any appurtenant rights thereto and insurance, condemnation and sale proceeds thereof.

41. Option to Renew

    (a) Provided that Tenant is not then in default beyond any notice and cure periods, Tenant shall have one (1) option to renew this Lease (the "Renewal Option") with respect to all, but not less than all, of the Premises for a five
(5) year extended term (the "Extended Term"), commencing upon the Term Expiration and otherwise upon the same terms and conditions as this Lease, except that (i) Base Rent shall be determined as described below, (ii) there shall be no option to renew, and (iii) at Landlord's option, which Landlord may exercise in its sole and absolute discretion based on Landlord's financial evaluation of Tenant at the time of the commencement of the Extended Term, Tenant shall be required to furnish to

Landlord a new Letter of Credit in an amount not exceeding $1,850,000 but otherwise determined by Landlord in its sole and absolute discretion, which amount shall not be reduced during the Extended Term; provided, however, that the amount of such required Letter of Credit shall not exceed $350,000 if Tenant provides to Landlord evidence reasonably satisfactory to Landlord that during each of the last three (3) Lease Years of the initial Term the amount of Tenant's shareholder equity was not less than $100,000,000. In order to exercise the option, Tenant shall give written notice (the "Election Notice") to Landlord of Tenant's intention to exercise such option not more then eighteen (18) months nor less than twelve (12) months prior to the Term Expiration, and if such notice is not so given, the option shall terminate; the Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of notice of exercise of such option and that Tenant's failure to do so within such time period will relieve Landlord of any obligation under this Section. Subject to subparagraphs (b) and (c) below, if Tenant timely delivers the Election Notice to Landlord and is not in default under this Lease at the time the Extended Term commences, Landlord and Tenant shall be deemed to have entered into an extension of this Lease with respect to the entirety of the Premises for the Extended Term on the terms and conditions set forth herein. The parties hereto acknowledge that Landlord shall be under no obligation to expend or agree to expend funds in connection with this option to renew, including but not limited to, any funds for improvement to the Premises.

    (b)  The monthly Base Rent payable during the Extended Term pursuant to
Section 3(a) shall be an amount equal to the Prevailing Market Rent (as hereinafter defined), multiplied by the number of square feet constituting the Premises, as then measured by Landlord in accordance with generally accepted measurement standards. "Prevailing Market Rent" shall mean the prevailing rental rate per square foot then being obtained by landlords of commercial office buildings of similar location, character and stature as the Building, for comparable improved space of similar size and for comparable duration and otherwise upon substantially equivalent economic terms as this Lease. During the option period, the Premises are to be leased "as is" and Landlord shall not be obligated to provide any tenant improvements or financing for the same. Notwithstanding the foregoing, the calculation of Prevailing Market Rent shall be determined by making adjustments for any concessions or inducements, including without limitation tenant improvement allowances, free rent, lease take-over obligations, or moving costs, that may be paid to other tenants. Landlord and Tenant shall meet and attempt in good faith to mutually determine Prevailing Market Rent for the purposes of the foregoing. If the parties have not reached agreement on Prevailing Market Rent by the date that is sixty (60) days after the Election Notice (the "Initial Rent Determination Period"), each party shall appoint an appraiser and shall give to the other party the identity of the appraiser no later than the date that is ten (10) days after the Initial Rent Determination Period. If either party fails to appoint an appraiser by such date, the sole appraiser appointed, if any, shall determine the

Prevailing Market Rent. If no appraiser is appointed Landlord's determination of Prevailing Market Rent shall be final and binding upon the parties. If two appraisers are appointed, they shall immediately meet and attempt to agree upon such Prevailing Market Rent. If the appraisers cannot reach agreement on the Prevailing Market Rent by the date that is fifteen (15) days after appointment of the appraisers by the parties hereto, each appraiser shall submit a determination of Prevailing Market Rent to Landlord and Tenant. If the determinations of Prevailing Market Rent made by these two appraisers vary by five percent (5%) or less, the Prevailing Market Rent shall be the average of the two determinations. If the determinations vary by more than five percent (5%), the two appraisers shall within ten (10) days after submission of their determinations, appoint a third appraiser. If the two appraisers shall be unable to agree on the selection of a third appraiser within the 10-day period, then either Tenant or Landlord may request such appointment by petitioning the presiding judge of the Superior Court in and for the City of Pleasanton. Such third appraiser shall, within thirty (30) days after appointment, make a determination of the Prevailing Market Rent and submit such determination to Landlord and Tenant. The Prevailing Market Rent shall be the determination of Prevailing Market Rent submitted by the original two appraisers that is closer to the Prevailing Market Rent determination of the third appraiser. If the third appraiser's determination is exactly between the Prevailing Market Rent determination of the original two appraisers, then Prevailing Market Rent shall be the average of the original two determinations. For purposes of this Section, "appraiser" shall mean an MAI designated appraiser with not less than 2 years of substantial commercial appraisal or brokerage experience in Hacienda Business Park. Each party shall bear the fees and costs incurred by each party's appraiser in connection with the determination of Prevailing Market Rent and all fees and costs incurred by the third appraiser, if any, in connection with the determination of Prevailing Market Rent shall be shared equally by Landlord and Tenant. If the determination of Prevailing Market Rent has not been made by the Term Expiration then Tenant shall (i) continue to pay monthly Base Rent at the rate of 110% of the monthly Base Rent for the last month of the Term (the "Arbitration Period Base Rent") as well as any additional rent due under this Lease and (ii) pay to Landlord, or receive as a refund from Landlord, as applicable, on the first day of the month after the determination of Prevailing Market Rent is made, an amount, if any, equal to the difference between the Arbitration Period Base Rent that was paid to Landlord and the monthly Base Rent for the Extended Term that should have been paid to Landlord as the monthly Base Rent for the Extended Term as determined hereunder.

    (c) Notwithstanding the foregoing provisions of this Section 41, upon determination of the Prevailing Market Rent pursuant to subparagraph (b) above, Tenant shall have the right, in its sole absolute discretion, to rescind its exercise of the Renewal Option by giving Landlord written notice of such election within ten (10) days after receipt of written notice of such determination. If Tenant so rescinds its exercise of the Renewal Option, (i) this Lease shall terminate on the later of (A) the one hundred eightieth (180th) day after such notice of rescission, or (B) the Term Expiration, and (ii) Tenant shall pay all fees and costs incurred by each party's appraiser and the third appraiser, if any, in connection with the determination of Prevailing Market Rent.

42. Signage

    Tenant may install one monument building sign on the Land outside the Building and one sign on the Building; provided, however, that the size, design, color, location and other physical aspects of each such sign shall be subject to Landlord's prior reasonable written approval, the CC&R's, including any design review requirements provided for therein, Landlord's rules and regulations, and applicable laws, regulations and governmental approval requirements. Until the expiration or earlier termination of this Lease, all such signage shall be maintained by Landlord in good condition and repair, and the cost of such maintenance shall be an Operating Expense to be paid by Tenant in accordance with Section 3. Upon the expiration or earlier termination of this Lease, all such signage shall be removed by Tenant, at Tenant's sole cost and expense, and Tenant shall restore the affected portions of the Building to the same condition as existed immediately before the installation of such signage. Except as expressly provided in this Section 43, tenant shall have no right to maintain Tenant identification signs in any other location in, on or about the Property and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building.

43. Use of Names

    Tenant shall not use the name of the Building or any of the words "Rinconada," "Hacienda" or "Business Park" in the name or title of its business or occupation without Landlord's prior written consent, which consent Landlord may withhold in its reasonable discretion. Landlord reserves the right to change the name of the Building without Tenant's consent and without any liability to Tenant.

44. Parking and Transportation

    (a) Tenant shall have the right to park in the Property's parking areas, subject to reasonable rules and regulations imposed from time to time by Landlord. Landlord shall not be liable to Tenant, nor shall this Lease by affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body. Landlord shall not impose any charge for the use of the parking areas of the Property except for parking charges, fees or assessments, if any, which may be imposed by any governmental or quasi-governmental authority.

Landlord shall have no responsibility for assuring that use of such parking areas is limited to Tenant's invitees and licensees.

    (b) Tenant shall establish and maintain during the Term a program to encourage maximum use of public transportation by personnel of Tenant employed on the Premises, including, without limitation, the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Building, staggering working hours of employees, and encouraging use of such facilities, all at Tenant's sole reasonable cost and expense. Tenant agrees to comply with any lawful regulation or ordinance of the City of Pleasanton or the County of Alameda respecting transportation management in those jurisdictions, related to the conduct of Tenant's business within the Premises.

45. Landlord's Default

    In the event Landlord fails to perform any of its obligations under this Lease and (except in the case of emergency posing an immediate threat to persons or property, in which case no prior notice shall be required) fails to cure such default within sixty (60) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within such sixty (60) day period, or fails to commence such cure within such sixty (60) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within such sixty
(60) day period, then Tenant shall have the right, but not the obligation, following fifteen (15) days' prior written notice to Landlord and Landlord's continued failure to cure such default (or be in the process of diligently pursuing the same to completion), to incur any reasonable expense necessary to cure such default and invoice Landlord therefor. If Landlord fails to reimburse Tenant within fifteen (15) days following receipt of such invoice, then Tenant may apply the actual and reasonable cost of such cure against the next Rent obligations due hereunder, at a rate not to exceed one-half (1/2) the monthly installments of Base Rent until such amount has been paid in full.

   In Witness Whereof, the parties have executed this Lease as of the date set forth in the Basic Lease Information.

              Landlord:       Las Positas LLC,
                              a Delaware limited liability company

                              By:  G&I II Las Positas LLC,
                                   a Delaware limited liability company,
                                   its managing member

                                   By:  G&I II Investment Las Positas Corp.,
                                        a Delaware corporation,
                                        its managing member

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------



              Tenant:         Tut Systems, Inc.,
                              a Delaware corporation


                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                              By:
                                 ------------------------------------------
                              Name:
                                   ----------------------------------------
                              Title:
                                    ---------------------------------------

                                   Exhibit A

                                   Site Plan
                              Diagram of Building
                              Diagram of Premises

                                   Exhibit B

                         Tenant Construction Agreement

    This Exhibit B is attached to and forms part of that certain Lease, dated as of March __, 2000, by and between Las Positas LLC, as Landlord, and Tut Systems, Inc., as Tenant (the "Lease"), relating to the Premises described therein. All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Lease.

    Subject to the terms and conditions set forth herein and in the Lease, Landlord and Tenant shall each construct or install in the Premises the improvements as set forth below and in accordance with the procedures set forth below:

1.  Definitions

    (i) "Base Building" shall mean the structural portions of the Building (including exterior walls, roof structure, foundation and floor slabs of the Building) and all Standard Building Systems.

    (ii) "Codes" shall mean all applicable statutes, ordinances or regulations issued or adopted by the governing authorities having jurisdiction over the Building, including, without limitation, electrical, building, architectural, barrier, zoning, health, safety, seismic, and fire codes.

    (iii)  "Final Plans" is defined in Section 3.1 below.

    (iv) "Landlord's Architect" shall mean the architect designated from time to time by Landlord.

    (v)    "Landlord's Contribution" is defined in Section 4.2.1 below.

    (vi)   "Landlord's Work" is defined in Section 2 below.

    (vii)  "Space Plans" is defined in Section 3.1 below.

    (viii) "Tenant's Architect" is defined in Section 3.1 below.

    (ix) "Tenant's Contractor" shall mean the contractor selected by Tenant and approved by Landlord in accordance with Section 3.2 below.

    (x)    "Tenant Improvements" is defined in Section 3.1 below.

    (xi)   "Tenant Plans" is defined in Section 3.1 below.

    (xii)  "Tenant's Work" is defined in Section 3.4 below.

    Capitalized terms not otherwise defined in this Exhibit B shall have the meanings ascribed to them in the Lease.

2.  Landlord's Work

    On or before the Term Commencement, Landlord shall substantially complete, at Landlord's sole cost and expense, the following work ("Landlord's Work"): (i) installation of a new roof membrane on the Building as more fully described on
Schedule 1 attached hereto; (ii) any repairs to the Standard Building Systems that may be necessary to bring such systems into good condition and repair;
(iii) repainting of the exterior of the Building in a color mutually and reasonably approved by Landlord and Tenant; and (iv) enhancement of the landscaping surrounding the Building. For a period of one (1) year after the date hereof, Landlord warrants to Tenant that Landlord's Work shall be performed and constructed in accordance with all applicable Codes, in a good and workmanlike manner, free of defects and using materials and equipment of good quality.

3.  Tenant's Work

3.1 Tenant Plans

    Tenant shall furnish to Landlord for Landlord's review and written approval (which approval shall not be unreasonably withheld) detailed layout plans and finish specifications (the "Space Plans") prepared by an architect reasonably acceptable to Landlord ("Tenant's Architect"). Landlord hereby approves Studio Architects, Inc. as Tenant's Architect. The Space Plans shall show all of the improvements which Tenant desires to be constructed in the Premises, and all such improvements shall comply with all Codes. The Space Plans shall separately note any proposed structural work or extraordinary or supplemental electrical, plumbing or HVAC requirements. Landlord shall respond to the Space Plans within five (5) business days of its receipt thereof. In response to any objections of Landlord to the Space Plans, Tenant shall resubmit appropriately revised Space Plans prepared by Tenant's Architect, and such resubmitted Space Plans shall clearly indicate which portions of the Space Plans are revised and which portions of the Space Plans remain unchanged from the previously submitted Space Plans. The Space Plans, as finally approved in writing by Landlord, shall be referred to herein as the "Final Space Plans." Landlord hereby approves the Space Plans attached hereto as Schedule 2 and agrees not to withhold consent to the Working Drawings (as defined below) to the extent they are consistent with such Space Plans.

    Tenant shall furnish to Landlord for Landlord's written approval (which shall not be unreasonably withheld) working plans and specifications (the "Working Drawings") prepared by Tenant's Architect for all of the improvements which Tenant desires to be constructed in the Premises. The Working Drawings shall show improvements that conform to the Final Space Plans. Landlord shall respond to the Working Drawings within five (5) business days of its receipt thereof.
In response to any reasonable objections of Landlord to the Working Drawings, Tenant shall resubmit appropriately revised Working Drawings prepared by Tenant's Architect, and such resubmitted Working Drawings shall clearly indicate which portions of the Working Drawings are revised and which portions of the Working Drawings remain unchanged from the previously submitted Working Drawings. (The Working Drawings for all of the improvements to be constructed in the Premises, as approved in writing by Landlord, as revised by Tenant from time to time with Landlord's written approval in accordance with the following provisions of this Section 3, are hereinafter called the "Final Plans", and the improvements to be performed in accordance with the Final Plans are hereinafter called the "Tenant Improvements"). Upon construction, the Tenant Improvements shall become part of the Building and the property of Landlord.

   In the event that Tenant shall desire any change in or to the Final Plans (a "Change"), if such Change will affect any portion of the Base Building (other than the electrical systems forward of the distribution panel in the Premises), Tenant shall submit to Landlord for Landlord's review and written approval a copy of the change order prepared by Tenant's Architect or Tenant's Contractor with respect to such Change (the "Change Order"), together with revised working drawings prepared by Tenant's Architect incorporating the requested Change and clearly identifying the same as such on the revised Working Drawings. Landlord shall not unreasonably withhold or delay its approval of the Change Order or revised Working Drawings, provided, however, that, in any event, Landlord shall have five (5) business days after receipt of the Change Order and revised Working Drawings to review any proposed Change. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord "CAD" as-built mylar plans of the Tenant Improvements, together with the disk for the same (using auto-CAD).

   The parties hereto acknowledge that, notwithstanding anything else herein to the contrary, the components of the Space Plans or the Final Plans (collectively, the "Tenant Plans") may be submitted to Landlord in stages, with each such component being subject to the review and approval procedures set forth above. Notwithstanding anything herein or in the Lease to the contrary, Tenant may not begin work on any portion of the Tenant Improvements until such time as Landlord has approved, or is deemed to have approved, the same.

   Landlord's approval of the Tenant Plans shall create no responsibility or liability on the part of the Landlord with respect to the completeness, design sufficiency or Code compliance of the Tenant Plans.

   In the event Landlord fails to respond to any request of Tenant as provided herein, Landlord shall be deemed to have disapproved Tenant's request.

3.2 Tenant's Contractor

    Tenant's Contractor shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Landlord hereby approves Richlen Construction as Tenant's Contractor. Tenant's Contractor shall
(1) have substantial recent experience in the construction of tenant improvements in similar class office buildings in the Hacienda Business Park,
(2) be licensed by the State of California (as evidenced by Tenant's submission to Landlord of Tenant's Contractor's state license number), (3) have the capacity to be bonded by a recognized surety company to assure full performance of the construction contract for the work shown on the Final Plans (as evidenced by Tenant's submission to Landlord of a commitment or other writing satisfactory to Landlord issued by a recognized surety company confirming that Tenant's Contractor is bondable for construction projects having a contract price not less than the contract price under the construction contract for the Tenant Improvements, but Tenant shall not be required to bond the construction of the Tenant Improvements), and (4) have the capacity to meet all of the requirements of Section 3.3 below (as evidenced by Tenant's submission to Landlord of documentation satisfactory to Landlord).

3.3 Subcontractors; Insurance; Compliance with Law

    Tenant shall be responsible for Tenant's Contractor, subcontractors, suppliers and materialmen (A) obtaining Landlord's prior written approval (which Landlord shall not unreasonably withhold or delay) of all subcontractors to be utilized in the performance of such construction work, (B) obtaining all necessary governmental permits and approvals in connection with all construction work (including demolition, if applicable) shown on the Final Plans, (C) furnishing to Landlord, before commencing any demolition or construction in the Premises, certificates evidencing comprehensive public liability insurance with limits per occurrence of not less than $2,000,000 and property damage insurance with limits per occurrence of not less than $1,000,000, covering Tenant's Contractor's and subcontractors' operations in the Premises and the Building (including any liability arising out of work involving Hazardous Materials) and builders' risk insurance providing coverage in an amount equal to the full value of the Tenant Improvements upon completion thereof, and with respect to all such insurance naming Landlord, its property manager, construction manager, and any mortgagee of Landlord as additional insureds, and (D) performing the construction work in accordance with applicable governmental requirements. Notwithstanding clause (C) above, subcontractors performing minor portions of the work may carry such lower insurance limits as Landlord shall reasonably approve in writing, and Tenant, rather than Tenant's Contractor or subcontractors, may carry the builders' risk insurance specified in such clause
(C). Landlord shall have no responsibility for furnishing any security services in or about the Building or Premises to safeguard Tenant's construction of the Tenant Improvements or materials in connection therewith.

    Without limiting any other provision hereof, throughout the performance of Tenant's Work, Tenant, at its sole cost and expense, shall carry, or cause to be carried, workers' compensation insurance as required by law and general liability insurance, with completed operations endorsements, for any occurrence in or about the Building, in such coverage limits and with insurers, in each case, meeting the requirements of the Lease. Landlord, its property manager, construction manager, and any mortgagee of Landlord shall be designated as additional insured parties on such insurance policies. Tenant shall furnish Landlord with evidence satisfactory to Landlord that such insurance is in effect before the commencement of Tenant's Work and, on request of Landlord during construction, Tenant shall provide evidence satisfactory to Landlord that such insurance remains in effect.

    Upon receipt of written notice from Tenant, together with reasonable written evidence of the same, that an existing violation by the Building of any Code will be required to be corrected in order for Tenant to obtain any of the permits, licenses, or other applicable approvals necessary for Tenant to complete construction of the Tenant Improvements in accordance with this Section 3.3, then, at Tenant's election, (i) Tenant may cure such violation at Tenant's cost, or (ii) Landlord shall cure such violation as soon as reasonably practicable, at Landlord's cost; provided, however, that if such violation results from the design or construction of the tenant improvements existing in the Building as of the date hereof and does not consist of a failure of the elevator system or the restrooms to comply with the Americans with Disabilities Act of 1990, as amended, then, notwithstanding that Landlord cures such violation, such cure shall be at Tenant's expense.

3.4 Construction

    Before commencement of any demolition or construction in the Premises, Tenant shall enter into a contract with Tenant's Contractor for construction of the Tenant Improvements. Subject to Section 38(a) of the Lease, after Landlord's delivery to Tenant of the Premises, Tenant may cause Tenant's Contractor to commence and diligently pursue to completion the demolition, as necessary, of any existing improvements in the Premises and the construction of the Tenant Improvements ("Tenant's Work"). The Tenant Improvements shall be constructed by Tenant's Contractor in conformance with the Final Plans and all Codes.

    Tenant shall deliver written notice to Landlord at least three (3) but no more than fifteen (15) days before the commencement of any of Tenant's Work to permit Landlord to post on the Premises such notices, including without limitation, notices of non-responsibility, as Landlord may deem appropriate.

3.5 Coordination

    Tenant shall cause Tenant's Contractor and/or Tenant's Architect to coordinate with Landlord's representative and/or Landlord's Architect to assure timely and orderly completion of Tenant's Work and Landlord's Work and to otherwise assure the consistency of the Tenant Plans with the plans and specifications for Landlord's Work. In furtherance of the foregoing, Tenant's Contractor and a representative of Landlord shall hold construction meetings with reasonable frequency. Appropriate procedures shall be adopted and followed by Tenant to assure satisfaction or waiver of any potential mechanics' lien claims.

3.6 Liens and Violations

    Tenant, at its sole cost and expense, shall diligently procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Work or any other work, labor, service or material done for or supplied to Tenant, or any person claiming through or under Tenant, which shall be issued by any governmental authority. Tenant shall not utilize materials in Tenant's Work that are subject to security interests or other liens. Tenant shall forever indemnify, defend and hold Landlord, its agents or employees and any mortgagee of Landlord free and harmless of, from and against any and all mechanics' liens, stop notices and other liens and encumbrances or claims of liens or encumbrances filed in connection with Tenant's Work, or any other work, labor, service or material done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or other articles installed in the Premises; and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance, or claim of lien or encumbrance, its removal or any related action or proceeding. Tenant, at its sole cost and expense, shall satisfy or discharge of record each stop notice, lien or encumbrance within fifteen (15) days after it is filed. If Tenant fails to do so, Landlord shall have the right to satisfy or discharge the stop notice, lien or encumbrance by payment to the claimant on whose behalf it was filed, by the posting of a bond, or by any other action Landlord deems necessary. Tenant shall reimburse Landlord on demand for the costs and expenses so incurred by Landlord.

3.7 Indemnity

    Tenant shall be directly responsible to Landlord for the performance of Tenant's Contractor and any subcontractors, and shall forever indemnify, defend and hold Landlord, its agents or employees and any mortgagee of Landlord free and harmless of, from and against any and all claims, damages, liability and losses (including, without limitation, attorney's fees and costs) suffered by Landlord, its agents, employees or any mortgagee of Landlord arising from or relating to the performance of Tenant's Work.

3.8 Inspection by Landlord

    Landlord shall have the right to inspect Tenant's Work at any reasonable time and upon reasonable prior notice, and may reasonably reject work that does not conform with the Final Plans or any Codes.

4.  Cost of Improvements

4.1 Landlord's Work

    Landlord shall pay the entire cost of Landlord's Work.

4.2 Tenant's Work

4.2.1  Landlord's Contribution

    In addition to the sum referenced in Section 4.1 above, Landlord shall contribute toward the cost of the construction and installation of the Tenant Improvements an amount not to exceed One Million Sixty-Nine Thousand Thirty-Two Dollars ($1,069,032), based on a maximum Landlord contribution of Twelve Dollars ($12.00) per rentable square foot of the Premises ("Landlord's Contribution").

4.2.2  Excess Cost:  Share of Costs.

    If the cost of construction of the Tenant Improvements exceeds the funds available therefor from Landlord's Contribution, then Tenant shall pay all such excess.

4.2.3  Use of Landlord's Contribution.

    Landlord's Contribution shall be used for (i) payment of the costs of designing, planning and obtaining necessary governmental permits for Tenant's Work, including, without limitation, payment of architectural and engineering fees, governmental agency fees, and fees for permits, licenses and inspections;
(ii) payment of the costs of performing Tenant's Work, including, without limitation, general contractors' overhead and supervision fees and such other costs as may be reasonably incurred by Tenant in connection with such construction; and (iii) payment of the costs of installing furniture, security equipment and voice and data cabling in the Premises. Landlord's Contribution shall not be used for purchasing any furniture (other than permanently attached furniture), fixtures or equipment (other than system cabling) or for payment of any costs associated with obtaining and maintaining insurance, canceling or discharging any violations or for any indemnities of Landlord by Tenant hereunder.

    Tenant acknowledges that Landlord's Contribution is to be applied to the Tenant Improvements (and the associated costs described above) covering the entire Premises. If Tenant does not improve the entire Premises, then, without limitation of any other rights or remedies of Landlord hereunder, Landlord's Contribution shall be adjusted on a pro rata per rentable square foot basis to reflect the number of rentable square feet actually being improved.

4.2.4  Disbursement of Landlord's Contribution.

    Landlord's Contribution shall be paid in two lump sum payments (i) first, following completion of one-half (1/2) of Tenant's Work, within thirty (30) days after receipt of the following: (A) invoices for such half of Tenant's Work reasonably satisfactory to Landlord demonstrating the cost incurred by Tenant in connection with such portion of Tenant's Work, (B) a certificate signed by Tenant and Tenant's Architect certifying that one-half (1/2) of Tenant's Work has been substantially completed in accordance with Tenant's Plans, and (C) lien waivers by Tenant's Contractor and subcontractors and materialmen for all of their work performed at the Building which is part of such initial half of Tenant's Work; and (ii) second, following completion of the balance of Tenant's Work, within thirty (30) days following receipt of the following: (A) invoices for the balance of Tenant's Work reasonably satisfactory to Landlord demonstrating the cost incurred by Tenant in connection with such remaining half of Tenant's Work, (B) a certificate signed by Tenant and Tenant's Architect certifying that all of Tenant's Work has been substantially completed in accordance with Tenant's Plans, and (C) lien waivers by Tenant's Contractor and subcontractors and materialmen for all of their work performed at the Building, and (D) a general release form Tenant's Contractor and subcontractors and materialmen regarding their work at the Building. Landlord shall have the right to inspect the Premises to confirm the completion of the Tenant's Work covered by such invoices. Notwithstanding the foregoing, Landlord shall have no obligation to disburse Landlord's Contribution to Tenant during the existence of an Event of Default by Tenant under the Lease. Notwithstanding anything herein to the contrary, if any Hazardous Materials are required to be remediated or removed from the Property in order for Tenant to complete Tenant's Work, and if any specialized procedures or personnel are required for the safe and lawful remediation or removal of such Hazardous Substances, Landlord shall pay, in addition to Landlord's Contribution, up to $25,000 of the cost of such specialized procedures or personnel.

                                   Exhibit C

                               Landlord's Rules

   1. Signs. Except as otherwise expressly provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Building, or on or to any part of the inside of the Building so as to be visible from outside the Building, without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Tenant.

   2. Wiring. When wiring of any kind is introduced, it must be connected as directed by Landlord, and no boring or cutting for wires will be allowed except with the consent of Landlord. The location of telephones, electrical outlets, and other office equipment affixed to the Premises shall be prescribed by Landlord.

   3. Halls and Stairways. The entries, passages, stairways, and elevators shall not be obstructed by Tenant or used for any purpose other than ingress and egress of persons to and from the respective offices.

   4. Plumbing. The wash-bowls, water closets, and urinals shall not be used for any purpose other than those for which they were constructed.

   5. Closing Precautions. Before leaving the Building, Tenant shall cause (a) all doors of the Premises to be closed and securely locked, (b) all water faucets or water apparatus to be shut off, and (c) all unused electrical or gas appliances to be shut off, all so as to prevent waste or damage.

   6. Moving Equipment, Safes, etc. Landlord shall have the right to prescribe the weight, size, and position of all safes and other heavy property brought into the Building, and also the times and manner of moving the same in and out of the Building. Landlord will not be responsible for loss of or damages to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

   7. Space Heaters. No space heaters or other similar electrical device shall be permitted to operate in the Premises.

                                   Exhibit D

                        Description of Engineering Area